(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND - CLASS A AND CLASS T
SEMIANNUAL REPORT
MAY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3     Ned Johnson on investing
                             strategies.

PERFORMANCE            4     How the fund has done over time.

FUND TALK              11    The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES     14    A summary of major shifts in the
                             fund's investments over the past six
                             months.

INVESTMENTS            15    A complete list of the fund's
                             investments with their market
                             values.

FINANCIAL STATEMENTS   19    Statements of assets and
                             liabilities, operations, and changes
                             in net assets, as well as financial
                             highlights.

NOTES                  26    Notes to the financial statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first five months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND - CLASS
A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T's 0.15% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1997                            PAST 6   PAST 1   LIFE OF
                                                      MONTHS   YEAR     FUND

Advisor Short-Intermediate Municipal Income           1.32%    4.67%    15.61%
Fund -  Class A

Advisor Short-Intermediate Municipal Income Fund -    -0.20%   3.10%    13.88%
 Class A (incl. max. 1.50% sales charge)

Lehman Brothers 1-5 Year Municipal Bond Index         1.67%    5.42%    n/a

Short-Intermediate Municipal Debt Funds Average       1.32%    4.79%    n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year, and since the fund started on March 16, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Lehman Brothers 1-5 Year Municipal Bond Index - a total return benchmark for investment-grade municipal bonds with maturities between one and five years. To measure how Class A's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 32 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                            PAST 1   LIFE OF
                                                      YEAR     FUND

Advisor Short-Intermediate Municipal Income Fund -    4.67%    4.62%
 Class A

Advisor Short-Intermediate Municipal Income Fund -    3.10%    4.13%
 Class A (incl. max. 1.50% sales charge)

Lehman Brothers 1-5 Year Municipal Bond Index         5.42%    n/a

Short-Intermediate Municipal Debt Funds Average       4.79%    n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
 1994/03/31       9850.00                    10000.00
  1994/04/30       9873.66                    10084.80
  1994/05/31       9890.94                    10172.24
  1994/06/30       9911.64                    10110.08
  1994/07/31       9992.26                    10295.40
  1994/08/31      10024.82                    10331.02
  1994/09/30       9997.13                    10179.36
  1994/10/31       9962.73                     9998.58
  1994/11/30       9898.29                     9817.80
  1994/12/31       9995.49                    10033.89
  1995/01/31      10133.68                    10320.66
  1995/02/28      10239.13                    10620.79
  1995/03/31      10309.05                    10742.82
  1995/04/30      10326.92                    10755.50
  1995/05/31      10469.99                    11098.70
  1995/06/30      10466.31                    11002.15
  1995/07/31      10556.16                    11106.45
  1995/08/31      10656.08                    11247.28
  1995/09/30      10692.36                    11318.47
  1995/10/31      10759.99                    11483.04
  1995/11/30      10826.60                    11673.55
  1995/12/31      10863.04                    11785.73
  1996/01/31      10942.04                    11874.71
  1996/02/29      10944.42                    11794.56
  1996/03/31      10894.93                    11643.82
  1996/04/30      10897.90                    11610.87
  1996/05/31      10902.74                    11606.22
  1996/06/30      10960.22                    11732.62
  1996/07/31      11018.60                    11839.38
  1996/08/31      11033.85                    11836.54
  1996/09/30      11088.39                    12002.25
  1996/10/31      11160.71                    12138.00
  1996/11/30      11263.96                    12360.12
  1996/12/31      11246.18                    12308.21
  1997/01/31      11284.22                    12331.47
  1997/02/28      11352.45                    12444.68
  1997/03/31      11279.81                    12278.79
  1997/04/30      11328.05                    12381.56
  1997/05/30      11434.87                    12567.78
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short-Intermediate Municipal Income Fund - Class A on March 31, 1994, shortly after the fund started, and the current maximum 1.50% sales charge was paid. As the chart shows, by May 31, 1997, the value of the investment would have grown to $11,412 - a 14.12% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year - did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $12,568 - a 25.68% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                                                  MARCH 16, 1994
                                                  (COMMENCEMENT
                                                  OF OPERATIONS) TO
                                                  NOVEMBER 30,
                                                  1994

      SIX MONTHS   YEARS ENDED NOVEMBER
      ENDED        30,
      MAY 31,

      1997         1996                    1995


Dividend return               2.01%    4.04%   4.57%   2.57%

Capital appreciation return   -0.69%   0.00%   4.81%   -2.30%

Total return                  1.32%    4.04%   9.38%   0.27%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1997               PAST 1        PAST 6         LIFE OF
                                         MONTH         MONTHS         CLASS

Dividends per share                      3.50(cents)   20.24(cents)   30.22(cents)

Annualized dividend rate                 4.08%         4.01%          4.03%

30-day annualized yield                  3.65%         -              -

30-day annualized tax-equivalent yield   5.70%         -              -


DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.09 over the past one month, $10.12 over the past six months and $10.13 over the life of the class, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. The offering share price used in the calculation of the yield includes the effect of Class A's maximum 1.50% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield would have been -14.60%.
ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND - CLASS
T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1997                            PAST 6   PAST 1   LIFE OF
                                                      MONTHS   YEAR     FUND

Advisor Short-Intermediate Municipal Income           1.31%    4.68%    15.62%
Fund -  Class T

Advisor Short-Intermediate Municipal Income Fund -    -0.21%   3.11%    13.89%
 Class T (incl. max. 1.50% sales charge)

Lehman Brothers 1-5 Year Municipal Bond Index         1.67%    5.42%    n/a

Short-Intermediate Municipal Debt Funds Average       1.32%    4.79%    n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year, and since the fund started on March 16, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Lehman Brothers 1-5 Year Municipal Bond Index - a total return benchmark for investment-grade municipal bonds with maturities between one and five years. To measure how Class T's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 32 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                            PAST 1   LIFE OF
                                                      YEAR     FUND

Advisor Short-Intermediate Municipal Income Fund -    4.68%    4.62%
 Class T

Advisor Short-Intermediate Municipal Income Fund -    3.11%    4.13%
 Class T (incl. max. 1.50% sales charge)

Lehman Brothers 1-5 Year Municipal Bond Index         5.42%    n/a

Short-Intermediate Municipal Debt Funds Average       4.79%    n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
  1994/03/31       9850.00                    10000.00
  1994/04/30       9873.66                    10084.80
  1994/05/31       9890.94                    10172.24
  1994/06/30       9911.64                    10110.08
  1994/07/31       9992.26                    10295.40
  1994/08/31      10024.82                    10331.02
  1994/09/30       9997.13                    10179.36
  1994/10/31       9962.73                     9998.58
  1994/11/30       9898.29                     9817.80
  1994/12/31       9995.49                    10033.89
  1995/01/31      10133.68                    10320.66
  1995/02/28      10239.13                    10620.79
  1995/03/31      10309.05                    10742.82
  1995/04/30      10326.92                    10755.50
  1995/05/31      10469.99                    11098.70
  1995/06/30      10466.31                    11002.15
  1995/07/31      10556.16                    11106.45
  1995/08/31      10656.08                    11247.28
  1995/09/30      10692.36                    11318.47
  1995/10/31      10759.99                    11483.04
  1995/11/30      10826.60                    11673.55
  1995/12/31      10863.04                    11785.73
  1996/01/31      10942.04                    11874.71
  1996/02/29      10944.42                    11794.56
  1996/03/31      10894.93                    11643.82
  1996/04/30      10897.90                    11610.87
  1996/05/31      10902.74                    11606.22
  1996/06/30      10960.22                    11732.62
  1996/07/31      11018.60                    11839.38
  1996/08/31      11033.85                    11836.54
  1996/09/30      11092.44                    12002.25
  1996/10/31      11163.59                    12138.00
  1996/11/30      11265.80                    12360.12
  1996/12/31      11258.70                    12308.21
  1997/01/31      11296.61                    12331.47
  1997/02/28      11353.66                    12444.68
  1997/03/31      11292.15                    12278.79
  1997/04/30      11340.50                    12381.56
  1997/05/30      11413.53                    12567.78
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short-Intermediate Municipal Income Fund - Class T on March 31, 1994, shortly after the fund started, and the current maximum 1.50% sales charge was paid. As the chart shows, by May 31, 1997, the value of the investment would have grown to $11,414 - a 14.14% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year - did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $12,568 - a 25.68% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                                                  MARCH 16, 1994
                                                  (COMMENCEMENT
                                                  OF OPERATIONS) TO
                                                  NOVEMBER 30,
                                                  1994

      SIX MONTHS   YEARS ENDED NOVEMBER
      ENDED        30,
      MAY 31,

      1997         1996                    1995


Dividend return               2.00%    4.06%   4.57%   2.57%

Capital appreciation return   -0.69%   0.00%   4.81%   -2.30%

Total return                  1.31%    4.06%   9.38%   0.27%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1997               PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      3.49(cents)   20.19(cents)   40.43(cents)

Annualized dividend rate                 4.07%         4.00%          4.00%

30-day annualized yield                  3.76%         -              -

30-day annualized tax-equivalent yield   5.88%         -              -


DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.09 over the past one month, $10.12 over the past six months and $10.12 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. The offering share price used in the calculation of the yield includes the effect of Class T's maximum 1.50% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield and tax-equivalent yield would have been 3.60% and 5.63%, respectively.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Norm Lind, Portfolio Manager of Fidelity Advisor Short-Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six months that ended May 31, 1997, the fund's Class A and Class T shares had total returns of 1.32% and 1.31%, respectively. For the same six-month period, the short-intermediate municipal debt funds average returned 1.32%, according to Lipper Analytical Services, and the Lehman Brothers 1-5 Year Municipal Bond Index returned 1.67%. For the 12-month period that ended May 31, 1997, the fund's Class A and Class T shares had total returns of 4.67% and 4.68%, respectively. For the same 12-month period, the short-intermediate municipal debt funds average returned 4.79%, again according to Lipper Analytical Services, and the Lehman Brothers 1-5 Year Municipal Bond Index returned 5.42%.
Q. THE PAST SIX MONTHS WERE A DIFFICULT PERIOD FOR FIXED-INCOME INVESTMENTS
 . . .
A. That's true, although municipals actually performed better than Treasuries during the period. Generally speaking, the bond market prefers a steady, slow-growing economy with low inflation. But there were signs that economic growth was more vigorous than investors had originally expected and that set off a bout of inflationary fears. Bond holders, of course, dislike inflation because it eats away at their fixed-income payments. While the anticipated uptick in inflation never did materialize during the period, investors were worried enough about the future to send bond yields higher and bond prices lower. Municipals, however, suffered less during this troubled period, buoyed mainly by a classic case of rising demand butting up against a limited supply. We saw a lot of demand from corporations for short-maturity municipals of between one and four years in January and February, as they bought in anticipation of changes to corporate tax laws that essentially would limit their ability to own munis.
Q. CAN YOU POINT TO SPECIFIC BONDS THAT HELPED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?
A. Sure. As I mentioned, the demand for munis with maturities in the one- to four-year maturity range was strong, which helped them to perform well relative to other municipals. I later sold a significant number of holdings with maturities of between one and four years because I felt that they had reached full value. As a result of those sales, the fund had a relatively heavy weighting in securities with maturities of less than one year, and in bonds with maturities of 5-7 years.
Q. HOW DID THAT STRUCTURE WORK OUT?
A. Fairly well. In March and April, the yield curve - which is a graphical representation of the yields paid by bonds with various maturities - flattened. By that I mean that yields on shorter-term securities rose relative to longer-maturity bonds. In this environment, the fund's longer positions generated solid performance. Later, as the shorter-maturity portion of the municipal yield curve flattened further, I added more short-term securities at attractive prices.
Q. HOW DID SHIFTING AMONG VARIOUS MATURITIES AFFECT THE FUND'S DURATION - ITS SENSITIVITY TO CHANGES IN INTEREST RATES?
A. I manage the fund's duration to be similar to that of the fund's benchmark index. In my experience, it's impossible to predict the direction of interest rates with any great consistency over a long period of time. So typically when I buy shorter-term securities, I'll offset it with a purchase of an appropriate amount of longer-term bonds, and vice versa. As a result, the fund's duration was in line with the benchmark throughout the period.
Q. THE FUND'S STAKE IN BONDS RATED BAA BY MOODY'S INVESTORS SERVICES - WHICH ARE THE LOWEST OF THE INVESTMENT-GRADE BONDS AVAILABLE - ROSE DURING THE PERIOD. WHY WAS THAT?
A. For securities in the shorter-maturity end of the municipal market, income generally accounts for a large portion of their total return. So I looked for relatively high-yielding, Baa-bonds that I thought offered enough yield to adequately compensate for their increased credit risk. During the past six months, I added Baa-rated New York City bonds, which were some of the municipal market's best performers. Their performance was triggered, in part, by the strength of Wall Street and its contributions - by way of corporate and personal income taxes - to New York City's rising revenues. On the opposite end of the credit quality spectrum, I sold some Aaa-rated student loan bonds at what I viewed to be attractive prices.
Q. WHAT OTHER FACTORS INFLUENCED YOUR CHOICES?
A. Two of my primary considerations are a bond's coupon and call feature. As far as coupons go, I tended to favor premium-coupon bonds, which pay higher annual income than newly issued bonds. These bonds offer downside protection should the market fall and are protected from unfavorable tax treatment that can occur during some market environments. As far as call features are concerned, I generally prefer non-callable bonds, which can't be redeemed by their issuers before maturity. If interest rates fall, the fund can continue to hold the high-yielding, premium-coupon, non-callable bonds without fear of them being redeemed by issuers looking to refinance their debt at lower rates.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. As always, the municipal bond market's performance largely will be dictated by the direction of interest rates, and it's anyone's guess what will happen from here. But from a supply and demand standpoint, municipals in general appear to be in pretty good shape, barring any unforeseen legislation the could negatively affect them. I don't expect to see a tremendous amount of additional supply entering the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to seek high current
income exempt from federal
income taxes consistent with
preservation of capital, by
investing in
investment-grade municipal
securities under normal
conditions
START DATE: March 16, 1994
SIZE: as of May 31, 1997,
more than $24 million
MANAGER: Norm Lind, since
1995; manager, Fidelity
Advisor New York Municipal
Income, since 1995; joined
Fidelity in 1986
(checkmark)
NORM LIND ON INSURED AND
GENERAL OBLIGATION BONDS:
INSURED BONDS: "Roughly
half of all new municipal
bonds issued today are
insured, compared to
one-third at the beginning of
the decade. One implication
of this development has been
that it's increasingly difficult
for the fund to find bonds with
additional yield. Bonds that
might naturally carry an
A-rating, an Aa-rating or a
Baa-rating are being insured
and offering lower yields
because of the insurance.
Even though this situation has
posed a significant challenge,
I look for higher-yielding,
uninsured bonds where I think
the yield adequately
compensates an investor for
the additional risk the bonds
carry."
GENERAL OBLIGATIONS BONDS:
"General obligation bonds
(GOs) make up the largest
sector concentration of the
fund, as well as the municipal
bond market as a whole. GOs
are municipal bonds backed by
the full faith and credit -
which includes the taxing
power - of a city, county or
state and are repaid by general
revenues, such as taxes. That
is in contrast to revenue
bonds, which are repaid by
the revenue generated from a
specific facility, such as a
tunnel or sewer system.
Generally speaking, GOs tend
to do well when the economy is
strong because tax receipts
rise as a function of increased
personal income, corporate
profits and other sources. In
times of economic weakness,
tax receipts may drop and I
would likely favor revenue
bonds because the demand
for essential services - such
as the use of toll roads -
would likely stay constant."
INVESTMENT CHANGES


TOP FIVE STATES AS OF MAY 31, 1997
                 % OF FUND'S   % OF FUND'S
                 INVESTMENTS   INVESTMENTS
                               IN THESE STATES
                               6 MONTHS AGO

Texas            20.5          20.6

New York         15.4          10.3

California       7.8           6.3

Georgia          5.3           3.4

South Carolina   5.3           9.3

TOP FIVE MARKET SECTORS AS OF MAY 31, 1997
                        % OF FUND'S    % OF FUND'S
                        INVESTMENTS    INVESTMENTS
                                       IN THESE MARKET
                                       SECTORS
                                       6 MONTHS AGO

General Obligation      34.0           28.0

Education               16.1           17.3

Electric Revenue        14.7           14.3

Escrowed/Pre-Refunded   11.1           17.7

Transportation          4.5            2.4

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1997
              6 MONTHS AGO

Years   3.2   3.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1997
              6 MONTHS AGO

Years   2.8   3.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
Aaa 53.6%
Aa, A 26.3%
Baa 14.3%
Short-term
investments 5.8%
Aaa 54.6%
Aa, A 28.3%
Baa 12.4%
Short-term
investments 4.7%
Row: 1, Col: 1, Value: 53.6
Row: 1, Col: 2, Value: 26.3
Row: 1, Col: 3, Value: 14.3
Row: 1, Col: 4, Value: 5.8
Row: 1, Col: 1, Value: 54.6
Row: 1, Col: 2, Value: 28.3
Row: 1, Col: 3, Value: 12.4
Row: 1, Col: 4, Value: 4.7
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS MAY 31, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 94.2%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ALABAMA - 0.7%
Mobile Board of Wtr. & Swr. Commissioners Wtr. Svc. Rev.
9.875% 1/1/98 (Escrowed to Maturity) (b)   $ 175,000 $ 180,897
CALIFORNIA - 7.8%
California Rural Home Mtg. Fin. Auth. Lease Rev. Series A,
4.45% 8/1/01 (MBIA Insured)    1,000,000  992,500
Central Valley Fing. Auth. Cogeneration Rev. Ltd. Tax
(Carson Ice-Generation Proj.) 5% 7/1/98    1,000,000  1,004,940
  1,997,440
COLORADO - 2.0%
Denver City & County Arpt. Rev. Series A:
6.60% 11/15/97 (a)    250,000  252,683
 6.90% 11/15/98 (a)    250,000  258,750
  511,433
FLORIDA - 0.4%
St. Petersburg Excise Tax Rev. Rfdg.
3.80% 10/1/98 (FGIC Insured)    100,000  99,750
GEORGIA - 5.3%
Georgia Gen. Oblig.:
6.25% 4/1/03    750,000  810,000
 6.80% 8/1/01    500,000  542,500
  1,352,500
INDIANA - 2.1%
Indianapolis Resource Recovery Rev. Rfdg. (Ogden Martin
Sys. Inc. Proj.) 6.50% 12/1/01 (AMBAC Insured)   500,000  537,500
LOUISIANA - 4.9%
Louisiana Pub. Facs. Auth. Rev. Rfdg. Student Loan Sr.
Series A-1, 6.20% 3/1/01    1,200,000  1,248,000
MAINE - 4.0%
Maine Edl. Loan Marketing Corp Student Loan Rev.
Series A-4, 5.45% 11/1/99 (a)    1,000,000  1,021,250
MICHIGAN - 1.3%
Michigan Hosp. Fin. Auth. Rev. Rfdg. (Mercy Health Services)
Series S, 5.75% 8/15/05    200,000  207,500
Utica Community School Bldg. & Site Rfdg.
4.10% 5/1/98 (FGIC Insured)    125,000  125,205
  332,705
MINNESOTA - 0.6%
Minneapolis (Cap. Appreciation) Series B,
0%, 12/1/02    200,000  155,250
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MONTANA - 5.1%
Montana Higher Ed. Student Asst. Corp. Rev. Student Loan
Series B, 6.60% 12/1/99 (a)   $ 1,250,000 $ 1,306,250
NEVADA - 2.3%
Clark County School Dist. Ltd. Tax Series A,
9.75% 6/1/01 (MBIA Insured)    500,000  592,500
NEW JERSEY - 0.4%
New Jersey Trans. Corp. Series A,
5.40% 9/1/02 (FSA Insured)    100,000  102,625
NEW MEXICO - 1.0%
Albuquerque New Mexico Arpt. Rev. Rfdg.
6.25% 7/1/00 (AMBAC Insured)    250,000  261,250
NEW YORK - 15.4%
New York City Muni. Assistance Corp. Rfdg.
Series E, 5.50% 7/1/00    1,000,000  1,027,500
New York  City Gen. Oblig. Rfdg.:
Series H, 7.875% 8/1/00    1,000,000  1,083,750
 Series F, 8.10% 11/15/99    240,000  258,900
New York State Local Gov't Assistance Corp. Series A,
7% 4/1/16 (Pre-Refunded to 4/1/01 @ 102) (b)   1,000,000  1,105,000
New York State Thruway Auth. Svc. Contract Rev.
Local Hwy. & Bridge:
 5.40% 4/1/03    250,000  252,188
  6% 4/1/03    200,000  208,250
  3,935,588
NORTH CAROLINA - 3.0%
North Carolina Muni. Pwr. Agcy. Rev. Rfdg.
(Proj. #1 Catawba Elec.) 5.75% 1/1/02    750,000  772,500
OHIO - 1.2%
Columbus Wtrwks. & Swr. Impt. Unltd. Tax (Variable Purp.)
12% 5/15/98    270,000  289,734
PENNSYLVANIA - 3.9%
Pennsylvania Convention Ctr. Auth. Rev. Rfdg. Series A,
5.75% 9/1/99    315,000  320,906
Pennsylvania Higher Edl. Facs. Health Svc. Rev. Rfdg.
Series A, (Univ. of Pennsylvania)
(Presbyterian Med. Ctr. Proj.) 5.125% 1/1/01    650,000  659,750
  980,656
SOUTH CAROLINA - 5.3%
South Carolina Gen. Oblig. State Hwy. Ltd. Tax 5.40% 8/1/03  1,300,000
1,348,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
TENNESSEE - 1.1%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Rfdg.
Series A, 5.25% 2/15/01, (MBIA Insured) (a)(c)   $ 275,000 $ 278,438
TEXAS - 20.5%
Austin Pub. Impt. Ltd. Tax 7% 9/1/01    1,000,000  1,090,000
Austin Independent School Dist. School Bldg.
8.125% 8/1/01 (PSF Guaranteed)
(Escrowed to Maturity) (b)    500,000  568,125
Brazos Higher Ed. Auth. Student Loan Rev. Rfdg.
Series A-1, 6.05% 12/1/01 (a)    500,000  521,250
Deer Park Independent School Dist. Rfdg.
0% 2/15/03 (PSF Guaranteed)    200,000  151,500
Northside Independent School Dist. School Bldg. Ltd. Tax
8.375% 2/1/00 (PSF Guaranteed)    500,000  547,500
Plano Independent School Dist. Series B, 8.625% 2/15/03
(FGIC Insured) (Pre-Refunded to
2/15/01 @ 100) (b)    400,000  455,000
Round Rock Gen. Oblig. Rfdg. 6.40% 8/1/98
(FGIC Insured)    770,000  773,280
San Antonio Rfdg. Ltd. Tax (Gen. Impt.)
5.50% 8/1/02 (c)    125,000  126,250
San Antonio Elec. & Gas Rev. Rfdg.
6.40% 2/1/98    1,000,000  1,006,460
  5,239,365
UTAH - 1.7%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.
(Cap. Appreciation) Series B, 0% 7/1/00 (MBIA Insured) 500,000 433,750 VIRGINIA - 2.1%
Virginia Pub. School Auth. School Fing. Series A,
6.20% 1/1/00 (Pre-Refunded to 1/1/00 @ 102) (b)   500,000  530,625
WASHINGTON - 2.1%
Washington Pub. Pwr. Supply Sys. Rev. Rfdg. (Nuclear Proj. #1)
Series A, 7.25% 7/1/99    500,000  525,000
TOTAL MUNICIPAL BONDS
(Cost $23,834,955)   24,033,756
CASH EQUIVALENTS - 5.8%
 SHARES VALUE (NOTE 1)
Municipal Central Cash Fund (d)(e)
(Cost $1,487,641)    1,487,641 $ 1,487,641
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $25,322,596)  $ 25,521,397
LEGEND
1. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
2. Security collateralized by an amount sufficient to pay interest and principal.
3. Security purchased on a delayed delivery or when-issued basis (see Note 5 of Notes to Financial Statements).
4. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
5. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.90% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 80.0% AAA, AA, A 63.8%
Baa 10.3% BBB  14.3%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  34.0%
Education  16.1
Electric Revenue  14.7
Escrowed/Pre-Refunded   11.1
Others (individually less than 5%)   24.1
TOTAL  100.0%
INCOME TAX INFORMATION
At May 31, 1997, the aggregate cost of investment securities for income tax purposes was $25,322,596. Net unrealized appreciation aggregated $198,801, of which $231,551 related to appreciated investment securities and $32,750 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $25,322,596) -                $ 25,521,397
See accompanying schedule

Interest receivable                                                     437,798

Other receivables                                                       911

Prepaid expenses                                                        5,031

 TOTAL ASSETS                                                           25,965,137

LIABILITIES

Payable for investments purchased                          $ 544,380
Regular delivery

 Delayed delivery                                           404,192

Payable for fund shares redeemed                            34,054

Distributions payable                                       14,540

Accrued management fee                                      689

Distribution fees payable                                   3,002

Other payables and accrued expenses                         20,913

 TOTAL LIABILITIES                                                      1,021,770

NET ASSETS                                                             $ 24,943,367

Net Assets consist of:

Paid in capital                                                        $ 24,731,577

Accumulated undistributed net realized gain (loss)                      12,989
on investments

Net unrealized appreciation (depreciation) on                           198,801
investments

NET ASSETS                                                             $ 24,943,367


STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 MAY 31, 1997 (UNAUDITED)

CALCULATION OF MAXIMUM OFFERING PRICE                            $10.11
CLASS A:
NET ASSET VALUE and redemption price per share
 ($159,338 (divided by) 15,754 shares)

Maximum offering price per share (100/98.50 of $10.11)           $10.26

CLASS T:                                                         $10.11
NET ASSET VALUE and redemption price per share
 ($24,327,169 (divided by) 2,406,530 shares)

Maximum offering price per share (100/98.50 of $10.11)           $10.26

INSTITUTIONAL CLASS:                                             $10.11
NET ASSET VALUE, offering price and redemption price per share ($456,860 (divided by) 45,168 shares)

STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                        $ 659,253

EXPENSES

Management fee                                             $ 52,804

Transfer agent fees                                         27,265

Distribution fees                                           19,853

Accounting fees and expenses                                34,475

Non-interested trustees' compensation                       125

Custodian fees and expenses                                 2,820

Registration fees                                           36,451

Audit                                                       19,735

Legal                                                       152

Miscellaneous                                               314

 Total expenses before reductions                           193,994

 Expense reductions                                         (73,414)    120,580

NET INVESTMENT INCOME                                                   538,673

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      31,301

 Futures contracts                                          2,032       33,333

Change in net unrealized appreciation (depreciation) on                 (233,912)
investment securities

NET GAIN (LOSS)                                                         (200,579)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 338,094
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS       YEAR ENDED
                                                         ENDED MAY 31,    NOVEMBER 30,
                                                         1997             1996
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 538,673        $ 1,180,079
Net investment income

 Net realized gain (loss)                                 33,333           130,000

 Change in net unrealized appreciation (depreciation)     (233,912)        (87,628)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          338,094          1,222,451
FROM OPERATIONS

Distributions to shareholders                             (538,673)        (1,180,079)
From net interest income

 From net realized gain                                   (86,476)         (83,995)

 TOTAL DISTRIBUTIONS                                      (625,149)        (1,264,074)

Share transactions - net increase (decrease)              (5,330,543)      1,194,041

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (5,617,598)      1,152,418

NET ASSETS

 Beginning of period                                      30,560,965       29,408,547

 End of period                                           $ 24,943,367     $ 30,560,965


FINANCIAL HIGHLIGHTS - CLASS A
      SIX MONTHS     YEAR ENDED
      ENDED          NOVEMBER 30,
      MAY 31, 1997

      (UNAUDITED)    1996 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                  $ 10.210     $ 10.100

Income from Investment Operations

 Net interest income                                   .202         .100

 Net realized and unrealized gain (loss)               (.070)       .110

 Total from investment operations                      .132         .210

Less Distributions

 From net interest income                              (.202)       (.100)

 From net realized gain                                (.030)       -

 Total distributions                                   (.232)       (.100)

Net asset value, end of period                        $ 10.110     $ 10.210

TOTAL RETURN B, C                                      1.32%        2.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 159        $ 186

Ratio of expenses to average net assets                .90% A, E    .90% A,
                                                                    E

Ratio of net interest income to average net assets     4.02% A      4.06% A

Portfolio turnover rate                                35% A        62%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T
      SIX MONTHS       YEARS ENDED NOVEMBER 30,
      ENDED MAY 31,
      1997

      (UNAUDITED)      1996                       1995   1994 D


SELECTED PER-SHARE DATA

Net asset value, beginning of period        $ 10.210    $ 10.240   $ 9.770    $ 10.000

Income from Investment Operations

 Net interest income                         .202        .404       .430       .259

 Net realized and unrealized gain (loss)     (.070)      -          .470       (.230)

 Total from investment operations            .132        .404       .900       .029

Less Distributions

 From net interest income                    (.202)      (.404)     (.430)     (.259)

 From net realized gain                      (.030)      (.030)     -          -

 Total distributions                         (.232)      (.434)     (.430)     (.259)

Net asset value, end of period              $ 10.110    $ 10.210   $ 10.240   $ 9.770

TOTAL RETURN B, C                            1.31%       4.06%      9.38%      .27%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)     $ 24,327    $ 29,887   $ 29,274   $ 16,563

Ratio of expenses to average net assets      .90% A,     .90%       .82%       .75% A,
                                            E           E          E           E

Ratio of expenses to average net assets      .90% A      .89%       .82%       .75% A
after expense reductions                                F

Ratio of net interest income to average      4.01% A     3.97%      4.25%      3.74% A
net assets

Portfolio turnover rate                      35% A       62%        80%        111% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD MARCH 16, 1994 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1994.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
      SIX MONTHS       YEARS ENDED NOVEMBER
      ENDED MAY 31,    30,
      1997

      (UNAUDITED)      1996                    1995 D


SELECTED PER-SHARE DATA

Net asset value, beginning of period                  $ 10.210     $ 10.230   $ 10.070

Income from Investment Operations

 Net interest income                                   .209         .407       .178

 Net realized and unrealized gain (loss)               (.070)       .010       .160

 Total from investment operations                      .139         .417       .338

Less Distributions

 From net interest income                              (.209)       (.407)     (.178)

 From net realized gain                                (.030)       (.030)     -

 Total distributions                                   (.239)       (.437)     (.178)

Net asset value, end of period                        $ 10.110     $ 10.210   $ 10.230

TOTAL RETURN B, C                                      1.38%        4.19%      3.37%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 457        $ 487      $ 134

Ratio of expenses to average net assets                .75% A, E    .75% E     .75% A,
                                                                               E

Ratio of expenses to average net assets after          .75% A       .74% F     .75% A
expense reductions

Ratio of net interest income to average net assets     4.15% A      4.03%      4.18% A

Portfolio turnover rate                                35% A        62%        80%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED .
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1995.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series VI (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class A and shares of Class A for distribution under federal and state securities law. These expenses are borne by Class A and amortized over one year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount and losses deferred due to futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment.
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES - CONTINUED
The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $4,592,547 and $10,589,486, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,261,796 and $1,263,828, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .39% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation
(FDC), an affiliate of FMR, a distribution and service fee. This fee is based on the following annual rates of the average net assets of each applicable class:
CLASS A     .15%

CLASS T     .15%

For the period, each class paid FDC the following amounts, a portion of which was paid to securities dealers, banks and other financial institutions for the distribution of each class' applicable shares, and providing shareholder support services:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 112      $ 112

CLASS T     19,741     19,741

           $ 19,853   $ 19,853

Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services.
SALES LOAD. FDC received a front-end sales charge of up to 1.50% for selling Class A and Class T shares of the fund.
For the period, FDC received the following sales charge amounts related to each class, a portion of which is paid to securities, dealers, banks, and other financial institutions:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 585      $ 502

CLASS T     34,049     13,585

           $ 34,634   $ 14,087

TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, and Institutional Class shares. UMB has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT AND ACCOUNTING FEES - CONTINUED
classes of the fund. All fees are paid to FIIOC by UMB, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports. For the period, each class paid the following transfer agent fees:
                        TRANSFER   AMOUNT     % OF
                        AGENT                 AVERAGE
                                              NET ASSETS

CLASS A                 UMB        $ 466      .63%*

CLASS T                 UMB         26,160    .20%*

INSTITUTIONAL CLASS     UMB         639       .26%*

                                   $ 27,265

* ANNUALIZED
UMB also has a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each class:
                       FMR           REIMBURSEME
                       EXPENSE       NT
                       LIMITATIONS

CLASS A                .90%          $ 16,346

CLASS T                .90%           45,750

INSTITUTIONAL CLASS    .75%           11,318

                                     $ 73,414

6. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of approximately 17% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                              SIX MONTHS    YEAR ENDED
                              ENDED         NOVEMBER 30,
                              MAY 31,       1996 A
                              1997

CLASS A

From net investment income    $ 2,990       $ 1,658

From net realized gain         543           -

Total                         $ 3,533       $ 1,658


CLASS T

From net investment income    $ 525,640     $ 1,165,115

From net realized gain         84,495        83,601

Total                         $ 610,135     $ 1,248,716


INSTITUTIONAL CLASS

From net investment income    $ 10,043      $ 13,306

From net realized gain         1,438         394

Total                         $ 11,481      $ 13,700


                              $ 625,149     $ 1,264,074

A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1996.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                 SHARES                         DOLLARS

                                 SIX MONTHS      YEAR ENDED     SIX MONTHS      YEAR ENDED
                                 ENDED MAY 31,   NOVEMBER 30,   ENDED MAY 31,   NOVEMBER 30,

                                 1997            1996 A         1997            1996 A



CLASS A                           5,094           18,079        $ 51,372        $ 182,623
Shares sold

Reinvestment of distributions     343             164            3,466           1,669

Shares redeemed                   (7,926)         -              (80,066)        -

Net increase (decrease)           (2,489)         18,243        $ (25,228)      $ 184,292

CLASS T                           956,971         1,927,010     $ 9,680,268     $ 19,536,753
Shares sold

Reinvestment of distributions     49,037          103,571        496,355         1,051,496

Shares redeemed                   (1,527,497)     (1,962,525)    (15,456,060)    (19,930,259)

Net increase (decrease)           (521,489)       68,056        $ (5,279,437)   $ 657,990

INSTITUTIONAL CLASS               23,310          36,423        $ 236,356       $ 370,359
Shares sold

Reinvestment of distributions     513             713            5,190           7,234

Shares redeemed                   (26,377)        (2,548)        (267,424)       (25,834)

Net increase (decrease)           (2,554)         34,588        $ (25,878)      $ 351,759


A SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1996.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                       REGISTRATION
                       FEES

CLASS A                $ 16,235

CLASS T                 9,788

INSTITUTIONAL CLASS     10,428

                       $ 36,451








INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Norman U. Lind, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor TechnoQuant(trademark)
Growth Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Municipal Bond Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
STATE MUNICIPAL FUNDS
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor New York Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND - INSTITUTIONAL CLASS
SEMIANNUAL REPORT
MAY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3     Ned Johnson on investing
                             strategies.

PERFORMANCE            4     How the fund has done over time.

FUND TALK              7     The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES     10    A summary of major shifts in the
                             fund's investments over the past six
                             months.

INVESTMENTS            11    A complete list of the fund's
                             investments with their market
                             values.

FINANCIAL STATEMENTS   15    Statements of assets and
                             liabilities, operations, and changes
                             in net assets, as well as financial
                             highlights.

NOTES                  22    Notes to the financial statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first five months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND -
INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T's 0.15% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                        PAST 6   PAST 1   LIFE OF
                                                  MONTHS   YEAR     FUND

Advisor Short-Intermediate Municipal Income -     1.38%    4.72%    15.80%
 Institutional Class

Lehman Brothers 1-5 Year Municipal Bond Index     1.67%    5.42%    n/a

Short-Intermediate Municipal Debt Funds Average   1.32%    4.79%    n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, and since the fund started on March 16, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the Institutional Class' returns to the performance of the Lehman Brothers 1-5 Year Municipal Bond Index - a total return benchmark for investment-grade municipal bonds with maturities between one and five years. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 32 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                         PAST 1   LIFE OF
                                                   YEAR     FUND

Advisor Short-Intermediate Municipal Income -      4.72%    4.67%
 Institutional Class

Lehman Brothers 1-5 Year Municipal Bond Index      5.42%    n/a

Short-Intermediate Municipal Debt Funds Average    4.79%    n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
 1994/03/31      10000.00                    10000.00
  1994/04/30      10024.02                    10084.80
  1994/05/31      10041.56                    10172.24
  1994/06/30      10062.58                    10110.08
  1994/07/31      10144.43                    10295.40
  1994/08/31      10177.48                    10331.02
  1994/09/30      10149.37                    10179.36
  1994/10/31      10114.45                     9998.58
  1994/11/30      10049.02                     9817.80
  1994/12/31      10147.71                    10033.89
  1995/01/31      10288.00                    10320.66
  1995/02/28      10395.05                    10620.79
  1995/03/31      10466.04                    10742.82
  1995/04/30      10484.19                    10755.50
  1995/05/31      10629.43                    11098.70
  1995/06/30      10625.69                    11002.15
  1995/07/31      10716.95                    11106.45
  1995/08/31      10819.79                    11247.28
  1995/09/30      10857.92                    11318.47
  1995/10/31      10928.33                    11483.04
  1995/11/30      10986.80                    11673.55
  1995/12/31      11035.61                    11785.73
  1996/01/31      11117.00                    11874.71
  1996/02/29      11120.38                    11794.56
  1996/03/31      11058.92                    11643.82
  1996/04/30      11058.47                    11610.87
  1996/05/31      11081.79                    11606.22
  1996/06/30      11140.49                    11732.62
  1996/07/31      11201.04                    11839.38
  1996/08/31      11206.87                    11836.54
  1996/09/30      11267.75                    12002.25
  1996/10/31      11341.46                    12138.00
  1996/11/30      11446.75                    12360.12
  1996/12/31      11440.81                    12308.21
  1997/01/31      11480.79                    12331.47
  1997/02/28      11539.97                    12444.68
  1997/03/31      11478.96                    12278.79
  1997/04/30      11529.52                    12381.56
  1997/05/30      11605.24                    12567.78
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short-Intermediate Municipal Income Fund - Institutional Class on March 31, 1994, shortly after the fund started. As the chart shows, by May 31, 1997, the value of the investment would have grown to $11,605 - a 16.05% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year - did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $12,568 - a 25.68% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

      SIX MONTHS   YEARS ENDED           MARCH 16, 1994
      ENDED        NOVEMBER 30,          (COMMENCEMENT
      MAY 31,                            OF OPERATIONS) TO
                                         NOVEMBER 30,

      1997         1996           1995   1994


Dividend return               2.07%    4.09%   4.63%   2.57%

Capital appreciation return   -0.69%   0.10%   4.71%   -2.30%

Total return                  1.38%    4.19%   9.34%   0.27%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1997               PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      3.62(cents)   20.91(cents)   41.81(cents)

Annualized dividend rate                 4.22%         4.14%          4.13%

30-day annualized yield                  3.98%         -              -

30-day annualized tax-equivalent yield   6.22%         -              -


DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.10 over the past one month, $10.12 over the past six months and $10.12 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket - but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield and tax-equivalent yield would have been 3.73% and 5.83%, respectively.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Norm Lind, Portfolio Manager of Fidelity Advisor Short-Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six months that ended May 31, 1997, the fund's Institutional Class shares had a total return of 1.38%. For the same six-month period, the short-intermediate municipal debt funds average returned 1.32%, according to Lipper Analytical Services, and the Lehman Brothers 1-5 Year Municipal Bond Index returned 1.67%. For the 12-month period that ended May 31, 1997, the Institutional Class shares had a total return of 4.72%, the short-intermediate municipal debt funds average returned 4.79%, again according to Lipper Analytical Services, and the Lehman Brothers 1-5 Year Municipal Bond Index returned 5.42%.
Q. THE PAST SIX MONTHS WERE A DIFFICULT PERIOD FOR FIXED-INCOME INVESTMENTS
 . . .
A. That's true, although municipals actually performed better than Treasuries during the period. Generally speaking, the bond market prefers a steady, slow-growing economy with low inflation. But there were signs that economic growth was more vigorous than investors had originally expected and that set off a bout of inflationary fears. Bond holders, of course, dislike inflation because it eats away at their fixed-income payments. While the anticipated uptick in inflation never did materialize during the period, investors were worried enough about the future to send bond yields higher and bond prices lower. Municipals, however, suffered less during this troubled period, buoyed mainly by a classic case of rising demand butting up against a limited supply. We saw a lot of demand from corporations for short-maturity municipals of between one and four years in January and February, as they bought in anticipation of changes to corporate tax laws that essentially would limit their ability to own munis.
Q. CAN YOU POINT TO SPECIFIC BONDS THAT HELPED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?
A. Sure. As I mentioned, the demand for munis with maturities in the one- to four-year maturity range was strong, which helped them to perform well relative to other municipals. I later sold a significant number of holdings with maturities of between one and four years because I felt that they had reached full value. As a result of those sales, the fund had a relatively heavy weighting in securities with maturities of less than one year, and in bonds with maturities of 5-7 years.
Q. HOW DID THAT STRUCTURE WORK OUT?
A. Fairly well. In March and April, the yield curve - which is a graphical representation of the yields paid by bonds with various maturities - flattened. By that I mean that yields on shorter-term securities rose relative to longer-maturity bonds. In this environment, the fund's longer positions generated solid performance. Later, as the shorter-maturity portion of the municipal yield curve flattened further, I added more short-term securities at attractive prices.
Q. HOW DID SHIFTING AMONG VARIOUS MATURITIES AFFECT THE FUND'S DURATION - ITS SENSITIVITY TO CHANGES IN INTEREST RATES?
A. I manage the fund's duration to be similar to that of the fund's benchmark index. In my experience, it's impossible to predict the direction of interest rates with any great consistency over a long period of time. So typically when I buy shorter-term securities, I'll offset it with a purchase of an appropriate amount of longer-term bonds, and vice versa. As a result, the fund's duration was in line with the benchmark throughout the period.
Q. THE FUND'S STAKE IN BONDS RATED BAA BY MOODY'S INVESTORS SERVICES - WHICH ARE THE LOWEST OF THE INVESTMENT-GRADE BONDS AVAILABLE - ROSE DURING THE PERIOD. WHY WAS THAT?
A. For securities in the shorter-maturity end of the municipal market, income generally accounts for a large portion of their total return. So I looked for relatively high-yielding, Baa-bonds that I thought offered enough yield to adequately compensate for their increased credit risk. During the past six months, I added Baa-rated New York City bonds, which were some of the municipal market's best performers. Their performance was triggered, in part, by the strength of Wall Street and its contributions - by way of corporate and personal income taxes - to New York City's rising revenues. On the opposite end of the credit quality spectrum, I sold some Aaa-rated student loan bonds at what I viewed to be attractive prices.
Q. WHAT OTHER FACTORS INFLUENCED YOUR CHOICES?
A. Two of my primary considerations are a bond's coupon and call feature. As far as coupons go, I tended to favor premium-coupon bonds, which pay higher annual income than newly issued bonds. These bonds offer downside protection should the market fall and are protected from unfavorable tax treatment that can occur during some market environments. As far as call features are concerned, I generally prefer non-callable bonds, which can't be redeemed by their issuers before maturity. If interest rates fall, the fund can continue to hold the high-yielding, premium-coupon, non-callable bonds without fear of them being redeemed by issuers looking to refinance their debt at lower rates.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. As always, the municipal bond market's performance largely will be dictated by the direction of interest rates, and it's anyone's guess what will happen from here. But from a supply and demand standpoint, municipals in general appear to be in pretty good shape, barring any unforeseen legislation the could negatively affect them. I don't expect to see a tremendous amount of additional supply entering the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to seek high current
income exempt from federal
income taxes consistent with
preservation of capital, by
investing in
investment-grade municipal
securities under normal
conditions
START DATE: March 16, 1994
SIZE: as of May 31, 1997,
more than $24 million
MANAGER: Norm Lind, since
1995; manager, Fidelity
Advisor New York Municipal
Income, since 1995; joined
Fidelity in 1986
(checkmark)
NORM LIND ON INSURED AND
GENERAL OBLIGATION BONDS:
INSURED BONDS: "Roughly
half of all new municipal
bonds issued today are
insured, compared to
one-third at the beginning of
the decade. One implication
of this development has been
that it's increasingly difficult
for the fund to find bonds with
additional yield. Bonds that
might naturally carry an
A-rating, an Aa-rating or a
Baa-rating are being insured
and offering lower yields
because of the insurance.
Even though this situation has
posed a significant challenge,
I look for higher-yielding,
uninsured bonds where I think
the yield adequately
compensates an investor for
the additional risk the bonds
carry."
GENERAL OBLIGATIONS BONDS:
"General obligation bonds
(GOs) make up the largest
sector concentration of the
fund, as well as the municipal
bond market as a whole. GOs
are municipal bonds backed by
the full faith and credit -
which includes the taxing
power - of a city, county or
state and are repaid by general
revenues, such as taxes. That
is in contrast to revenue
bonds, which are repaid by
the revenue generated from a
specific facility, such as a
tunnel or sewer system.
Generally speaking, GOs tend
to do well when the economy is
strong because tax receipts
rise as a function of increased
personal income, corporate
profits and other sources. In
times of economic weakness,
tax receipts may drop and I
would likely favor revenue
bonds because the demand
for essential services - such
as the use of toll roads -
would likely stay constant."
INVESTMENT CHANGES


TOP FIVE STATES AS OF MAY 31, 1997
                 % OF FUND'S   % OF FUND'S
                 INVESTMENTS   INVESTMENTS
                               IN THESE STATES
                               6 MONTHS AGO

Texas            20.5          20.6

New York         15.4          10.3

California       7.8           6.3

Georgia          5.3           3.4

South Carolina   5.3           9.3

TOP FIVE MARKET SECTORS AS OF MAY 31, 1997
                        % OF FUND'S    % OF FUND'S
                        INVESTMENTS    INVESTMENTS
                                       IN THESE MARKET
                                       SECTORS
                                       6 MONTHS AGO

General Obligation      34.0           28.0

Education               16.1           17.3

Electric Revenue        14.7           14.3

Escrowed/Pre-Refunded   11.1           17.7

Transportation          4.5            2.4

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1997
              6 MONTHS AGO

Years   3.2   3.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1997
              6 MONTHS AGO

Years   2.8   3.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
Aaa 53.6%
Aa, A 26.3%
Baa 14.3%
Short-term
investments 5.8%
Aaa 54.6%
Aa, A 28.3%
Baa 12.4%
Short-term
investments 4.7%
Row: 1, Col: 1, Value: 53.6
Row: 1, Col: 2, Value: 26.3
Row: 1, Col: 3, Value: 14.3
Row: 1, Col: 4, Value: 5.8
Row: 1, Col: 1, Value: 54.6
Row: 1, Col: 2, Value: 28.3
Row: 1, Col: 3, Value: 12.4
Row: 1, Col: 4, Value: 4.7
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS MAY 31, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 94.2%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ALABAMA - 0.7%
Mobile Board of Wtr. & Swr. Commissioners Wtr. Svc. Rev.
9.875% 1/1/98 (Escrowed to Maturity) (b)   $ 175,000 $ 180,897
CALIFORNIA - 7.8%
California Rural Home Mtg. Fin. Auth. Lease Rev. Series A,
4.45% 8/1/01 (MBIA Insured)    1,000,000  992,500
Central Valley Fing. Auth. Cogeneration Rev. Ltd. Tax
(Carson Ice-Generation Proj.) 5% 7/1/98    1,000,000  1,004,940
  1,997,440
COLORADO - 2.0%
Denver City & County Arpt. Rev. Series A:
6.60% 11/15/97 (a)    250,000  252,683
 6.90% 11/15/98 (a)    250,000  258,750
  511,433
FLORIDA - 0.4%
St. Petersburg Excise Tax Rev. Rfdg.
3.80% 10/1/98 (FGIC Insured)    100,000  99,750
GEORGIA - 5.3%
Georgia Gen. Oblig.:
6.25% 4/1/03    750,000  810,000
 6.80% 8/1/01    500,000  542,500
  1,352,500
INDIANA - 2.1%
Indianapolis Resource Recovery Rev. Rfdg. (Ogden Martin
Sys. Inc. Proj.) 6.50% 12/1/01 (AMBAC Insured)   500,000  537,500
LOUISIANA - 4.9%
Louisiana Pub. Facs. Auth. Rev. Rfdg. Student Loan Sr.
Series A-1, 6.20% 3/1/01    1,200,000  1,248,000
MAINE - 4.0%
Maine Edl. Loan Marketing Corp Student Loan Rev.
Series A-4, 5.45% 11/1/99 (a)    1,000,000  1,021,250
MICHIGAN - 1.3%
Michigan Hosp. Fin. Auth. Rev. Rfdg. (Mercy Health Services)
Series S, 5.75% 8/15/05    200,000  207,500
Utica Community School Bldg. & Site Rfdg.
4.10% 5/1/98 (FGIC Insured)    125,000  125,205
  332,705
MINNESOTA - 0.6%
Minneapolis (Cap. Appreciation) Series B,
0%, 12/1/02    200,000  155,250
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MONTANA - 5.1%
Montana Higher Ed. Student Asst. Corp. Rev. Student Loan
Series B, 6.60% 12/1/99 (a)   $ 1,250,000 $ 1,306,250
NEVADA - 2.3%
Clark County School Dist. Ltd. Tax Series A,
9.75% 6/1/01 (MBIA Insured)    500,000  592,500
NEW JERSEY - 0.4%
New Jersey Trans. Corp. Series A,
5.40% 9/1/02 (FSA Insured)    100,000  102,625
NEW MEXICO - 1.0%
Albuquerque New Mexico Arpt. Rev. Rfdg.
6.25% 7/1/00 (AMBAC Insured)    250,000  261,250
NEW YORK - 15.4%
New York City Muni. Assistance Corp. Rfdg.
Series E, 5.50% 7/1/00    1,000,000  1,027,500
New York  City Gen. Oblig. Rfdg.:
Series H, 7.875% 8/1/00    1,000,000  1,083,750
 Series F, 8.10% 11/15/99    240,000  258,900
New York State Local Gov't Assistance Corp. Series A,
7% 4/1/16 (Pre-Refunded to 4/1/01 @ 102) (b)   1,000,000  1,105,000
New York State Thruway Auth. Svc. Contract Rev.
Local Hwy. & Bridge:
 5.40% 4/1/03    250,000  252,188
  6% 4/1/03    200,000  208,250
  3,935,588
NORTH CAROLINA - 3.0%
North Carolina Muni. Pwr. Agcy. Rev. Rfdg.
(Proj. #1 Catawba Elec.) 5.75% 1/1/02    750,000  772,500
OHIO - 1.2%
Columbus Wtrwks. & Swr. Impt. Unltd. Tax (Variable Purp.)
12% 5/15/98    270,000  289,734
PENNSYLVANIA - 3.9%
Pennsylvania Convention Ctr. Auth. Rev. Rfdg. Series A,
5.75% 9/1/99    315,000  320,906
Pennsylvania Higher Edl. Facs. Health Svc. Rev. Rfdg.
Series A, (Univ. of Pennsylvania)
(Presbyterian Med. Ctr. Proj.) 5.125% 1/1/01    650,000  659,750
  980,656
SOUTH CAROLINA - 5.3%
South Carolina Gen. Oblig. State Hwy. Ltd. Tax 5.40% 8/1/03  1,300,000
1,348,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
TENNESSEE - 1.1%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Rfdg.
Series A, 5.25% 2/15/01, (MBIA Insured) (a)(c)   $ 275,000 $ 278,438
TEXAS - 20.5%
Austin Pub. Impt. Ltd. Tax 7% 9/1/01    1,000,000  1,090,000
Austin Independent School Dist. School Bldg.
8.125% 8/1/01 (PSF Guaranteed)
(Escrowed to Maturity) (b)    500,000  568,125
Brazos Higher Ed. Auth. Student Loan Rev. Rfdg.
Series A-1, 6.05% 12/1/01 (a)    500,000  521,250
Deer Park Independent School Dist. Rfdg.
0% 2/15/03 (PSF Guaranteed)    200,000  151,500
Northside Independent School Dist. School Bldg. Ltd. Tax
8.375% 2/1/00 (PSF Guaranteed)    500,000  547,500
Plano Independent School Dist. Series B, 8.625% 2/15/03
(FGIC Insured) (Pre-Refunded to
2/15/01 @ 100) (b)    400,000  455,000
Round Rock Gen. Oblig. Rfdg. 6.40% 8/1/98
(FGIC Insured)    770,000  773,280
San Antonio Rfdg. Ltd. Tax (Gen. Impt.)
5.50% 8/1/02 (c)    125,000  126,250
San Antonio Elec. & Gas Rev. Rfdg.
6.40% 2/1/98    1,000,000  1,006,460
  5,239,365
UTAH - 1.7%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.
(Cap. Appreciation) Series B, 0% 7/1/00 (MBIA Insured) 500,000 433,750 VIRGINIA - 2.1%
Virginia Pub. School Auth. School Fing. Series A,
6.20% 1/1/00 (Pre-Refunded to 1/1/00 @ 102) (b)   500,000  530,625
WASHINGTON - 2.1%
Washington Pub. Pwr. Supply Sys. Rev. Rfdg. (Nuclear Proj. #1)
Series A, 7.25% 7/1/99    500,000  525,000
TOTAL MUNICIPAL BONDS
(Cost $23,834,955)   24,033,756
CASH EQUIVALENTS - 5.8%
 SHARES VALUE (NOTE 1)
Municipal Central Cash Fund (d)(e)
(Cost $1,487,641)    1,487,641 $ 1,487,641
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $25,322,596)  $ 25,521,397
LEGEND
1. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
2. Security collateralized by an amount sufficient to pay interest and principal.
3. Security purchased on a delayed delivery or when-issued basis (see Note 5 of Notes to Financial Statements).
4. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
5. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.90% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 80.0% AAA, AA, A 63.8%
Baa 10.3% BBB  14.3%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  34.0%
Education  16.1
Electric Revenue  14.7
Escrowed/Pre-Refunded   11.1
Others (individually less than 5%)   24.1
TOTAL  100.0%
INCOME TAX INFORMATION
At May 31, 1997, the aggregate cost of investment securities for income tax purposes was $25,322,596. Net unrealized appreciation aggregated $198,801, of which $231,551 related to appreciated investment securities and $32,750 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $25,322,596) -                $ 25,521,397
See accompanying schedule

Interest receivable                                                     437,798

Other receivables                                                       911

Prepaid expenses                                                        5,031

 TOTAL ASSETS                                                           25,965,137

LIABILITIES

Payable for investments purchased                          $ 544,380
Regular delivery

 Delayed delivery                                           404,192

Payable for fund shares redeemed                            34,054

Distributions payable                                       14,540

Accrued management fee                                      689

Distribution fees payable                                   3,002

Other payables and accrued expenses                         20,913

 TOTAL LIABILITIES                                                      1,021,770

NET ASSETS                                                             $ 24,943,367

Net Assets consist of:

Paid in capital                                                        $ 24,731,577

Accumulated undistributed net realized gain (loss)                      12,989
on investments

Net unrealized appreciation (depreciation) on                           198,801
investments

NET ASSETS                                                             $ 24,943,367


STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 MAY 31, 1997 (UNAUDITED)

CALCULATION OF MAXIMUM OFFERING PRICE                            $10.11
CLASS A:
NET ASSET VALUE and redemption price per share
 ($159,338 (divided by) 15,754 shares)

Maximum offering price per share (100/98.50 of $10.11)           $10.26

CLASS T:                                                         $10.11
NET ASSET VALUE and redemption price per share
 ($24,327,169 (divided by) 2,406,530 shares)

Maximum offering price per share (100/98.50 of $10.11)           $10.26

INSTITUTIONAL CLASS:                                             $10.11
NET ASSET VALUE, offering price and redemption price per share ($456,860 (divided by) 45,168 shares)

STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                        $ 659,253

EXPENSES

Management fee                                             $ 52,804

Transfer agent fees                                         27,265

Distribution fees                                           19,853

Accounting fees and expenses                                34,475

Non-interested trustees' compensation                       125

Custodian fees and expenses                                 2,820

Registration fees                                           36,451

Audit                                                       19,735

Legal                                                       152

Miscellaneous                                               314

 Total expenses before reductions                           193,994

 Expense reductions                                         (73,414)    120,580

NET INVESTMENT INCOME                                                   538,673

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      31,301

 Futures contracts                                          2,032       33,333

Change in net unrealized appreciation (depreciation) on                 (233,912)
investment securities

NET GAIN (LOSS)                                                         (200,579)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 338,094
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS       YEAR ENDED
                                                         ENDED MAY 31,    NOVEMBER 30,
                                                         1997             1996
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 538,673        $ 1,180,079
Net investment income

 Net realized gain (loss)                                 33,333           130,000

 Change in net unrealized appreciation (depreciation)     (233,912)        (87,628)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          338,094          1,222,451
FROM OPERATIONS

Distributions to shareholders                             (538,673)        (1,180,079)
From net interest income

 From net realized gain                                   (86,476)         (83,995)

 TOTAL DISTRIBUTIONS                                      (625,149)        (1,264,074)

Share transactions - net increase (decrease)              (5,330,543)      1,194,041

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (5,617,598)      1,152,418

NET ASSETS

 Beginning of period                                      30,560,965       29,408,547

 End of period                                           $ 24,943,367     $ 30,560,965


FINANCIAL HIGHLIGHTS - CLASS A
      SIX MONTHS     YEAR ENDED
      ENDED          NOVEMBER 30,
      MAY 31, 1997

      (UNAUDITED)    1996 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                  $ 10.210     $ 10.100

Income from Investment Operations

 Net interest income                                   .202         .100

 Net realized and unrealized gain (loss)               (.070)       .110

 Total from investment operations                      .132         .210

Less Distributions

 From net interest income                              (.202)       (.100)

 From net realized gain                                (.030)       -

 Total distributions                                   (.232)       (.100)

Net asset value, end of period                        $ 10.110     $ 10.210

TOTAL RETURN B, C                                      1.32%        2.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 159        $ 186

Ratio of expenses to average net assets                .90% A, E    .90% A,
                                                                    E

Ratio of net interest income to average net assets     4.02% A      4.06% A

Portfolio turnover rate                                35% A        62%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T
      SIX MONTHS       YEARS ENDED NOVEMBER 30,
      ENDED MAY 31,
      1997

      (UNAUDITED)      1996                       1995   1994 D


SELECTED PER-SHARE DATA

Net asset value, beginning of period        $ 10.210    $ 10.240   $ 9.770    $ 10.000

Income from Investment Operations

 Net interest income                         .202        .404       .430       .259

 Net realized and unrealized gain (loss)     (.070)      -          .470       (.230)

 Total from investment operations            .132        .404       .900       .029

Less Distributions

 From net interest income                    (.202)      (.404)     (.430)     (.259)

 From net realized gain                      (.030)      (.030)     -          -

 Total distributions                         (.232)      (.434)     (.430)     (.259)

Net asset value, end of period              $ 10.110    $ 10.210   $ 10.240   $ 9.770

TOTAL RETURN B, C                            1.31%       4.06%      9.38%      .27%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)     $ 24,327    $ 29,887   $ 29,274   $ 16,563

Ratio of expenses to average net assets      .90% A,     .90%       .82%       .75% A,
                                            E           E          E           E

Ratio of expenses to average net assets      .90% A      .89%       .82%       .75% A
after expense reductions                                F

Ratio of net interest income to average      4.01% A     3.97%      4.25%      3.74% A
net assets

Portfolio turnover rate                      35% A       62%        80%        111% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD MARCH 16, 1994 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1994.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
      SIX MONTHS       YEARS ENDED NOVEMBER
      ENDED MAY 31,    30,
      1997

      (UNAUDITED)      1996                    1995 D


SELECTED PER-SHARE DATA

Net asset value, beginning of period                  $ 10.210     $ 10.230   $ 10.070

Income from Investment Operations

 Net interest income                                   .209         .407       .178

 Net realized and unrealized gain (loss)               (.070)       .010       .160

 Total from investment operations                      .139         .417       .338

Less Distributions

 From net interest income                              (.209)       (.407)     (.178)

 From net realized gain                                (.030)       (.030)     -

 Total distributions                                   (.239)       (.437)     (.178)

Net asset value, end of period                        $ 10.110     $ 10.210   $ 10.230

TOTAL RETURN B, C                                      1.38%        4.19%      3.37%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 457        $ 487      $ 134

Ratio of expenses to average net assets                .75% A, E    .75% E     .75% A,
                                                                               E

Ratio of expenses to average net assets after          .75% A       .74% F     .75% A
expense reductions

Ratio of net interest income to average net assets     4.15% A      4.03%      4.18% A

Portfolio turnover rate                                35% A        62%        80%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED .
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1995.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series VI (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class A and shares of Class A for distribution under federal and state securities law. These expenses are borne by Class A and amortized over one year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount and losses deferred due to futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment.
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES - CONTINUED
The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $4,592,547 and $10,589,486, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,261,796 and $1,263,828, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .39% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation
(FDC), an affiliate of FMR, a distribution and service fee. This fee is based on the following annual rates of the average net assets of each applicable class:
CLASS A     .15%

CLASS T     .15%

For the period, each class paid FDC the following amounts, a portion of which was paid to securities dealers, banks and other financial institutions for the distribution of each class' applicable shares, and providing shareholder support services:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 112      $ 112

CLASS T     19,741     19,741

           $ 19,853   $ 19,853

Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services.
SALES LOAD. FDC received a front-end sales charge of up to 1.50% for selling Class A and Class T shares of the fund.
For the period, FDC received the following sales charge amounts related to each class, a portion of which is paid to securities, dealers, banks, and other financial institutions:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 585      $ 502

CLASS T     34,049     13,585

           $ 34,634   $ 14,087

TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, and Institutional Class shares. UMB has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT AND ACCOUNTING FEES - CONTINUED
classes of the fund. All fees are paid to FIIOC by UMB, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports. For the period, each class paid the following transfer agent fees:
                        TRANSFER   AMOUNT     % OF
                        AGENT                 AVERAGE
                                              NET ASSETS

CLASS A                 UMB        $ 466      .63%*

CLASS T                 UMB         26,160    .20%*

INSTITUTIONAL CLASS     UMB         639       .26%*

                                   $ 27,265

* ANNUALIZED
UMB also has a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each class:
                       FMR           REIMBURSEME
                       EXPENSE       NT
                       LIMITATIONS

CLASS A                .90%          $ 16,346

CLASS T                .90%           45,750

INSTITUTIONAL CLASS    .75%           11,318

                                     $ 73,414

6. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of approximately 17% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                              SIX MONTHS    YEAR ENDED
                              ENDED         NOVEMBER 30,
                              MAY 31,       1996 A
                              1997

CLASS A

From net investment income    $ 2,990       $ 1,658

From net realized gain         543           -

Total                         $ 3,533       $ 1,658


CLASS T

From net investment income    $ 525,640     $ 1,165,115

From net realized gain         84,495        83,601

Total                         $ 610,135     $ 1,248,716


INSTITUTIONAL CLASS

From net investment income    $ 10,043      $ 13,306

From net realized gain         1,438         394

Total                         $ 11,481      $ 13,700


                              $ 625,149     $ 1,264,074

A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1996.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                 SHARES                         DOLLARS

                                 SIX MONTHS      YEAR ENDED     SIX MONTHS      YEAR ENDED
                                 ENDED MAY 31,   NOVEMBER 30,   ENDED MAY 31,   NOVEMBER 30,

                                 1997            1996 A         1997            1996 A



CLASS A                           5,094           18,079        $ 51,372        $ 182,623
Shares sold

Reinvestment of distributions     343             164            3,466           1,669

Shares redeemed                   (7,926)         -              (80,066)        -

Net increase (decrease)           (2,489)         18,243        $ (25,228)      $ 184,292

CLASS T                           956,971         1,927,010     $ 9,680,268     $ 19,536,753
Shares sold

Reinvestment of distributions     49,037          103,571        496,355         1,051,496

Shares redeemed                   (1,527,497)     (1,962,525)    (15,456,060)    (19,930,259)

Net increase (decrease)           (521,489)       68,056        $ (5,279,437)   $ 657,990

INSTITUTIONAL CLASS               23,310          36,423        $ 236,356       $ 370,359
Shares sold

Reinvestment of distributions     513             713            5,190           7,234

Shares redeemed                   (26,377)        (2,548)        (267,424)       (25,834)

Net increase (decrease)           (2,554)         34,588        $ (25,878)      $ 351,759


A SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1996.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                       REGISTRATION
                       FEES

CLASS A                $ 16,235

CLASS T                 9,788

INSTITUTIONAL CLASS     10,428

                       $ 36,451




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Norman U. Lind, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor TechnoQuant(trademark)
Growth Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Municipal Bond Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
STATE MUNICIPAL FUNDS
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor New York Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(REGISTERED TRADEMARK)

(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A, CLASS T AND CLASS B SEMIANNUAL REPORT
MAY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3     Ned Johnson on investing
                             strategies.

PERFORMANCE            4     How the fund has done over time.

FUND TALK              15    The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES     18    A summary of major shifts in the
                             fund's investments over the past six
                             months.

INVESTMENTS            19    A complete list of the fund's
                             investments with their market
                             values.

FINANCIAL STATEMENTS   25    Statements of assets and liabilities,
                             operations, and changes in net
                             assets,
                             as well as financial highlights.

NOTES                  33    Notes to the financial statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first five months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee that is reflected in returns after September 3,
1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T's 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund. Had Class A's 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                 PAST 6   PAST 1   PAST 5   PAST 10
                                           MONTHS   YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income -    1.38%    6.66%    30.65%   87.99%
 Class A

Advisor Intermediate Municipal Income -    -1.91%   3.19%    26.40%   81.88%
 Class A (incl. max. 3.25% sales
charge)

Lehman Brothers 1-17 Year Municipal        1.69%    7.38%    n/a      n/a
 Bond Index

Intermediate Municipal Debt Funds          1.28%    6.23%    33.93%   96.62%
Average

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Lehman Brothers 1-17 Year Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years. To measure how Class A's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                  PAST 1   PAST 5   PAST 10
                                            YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income -     6.66%    5.49%    6.52%
 Class A

Advisor Intermediate Municipal Income -     3.19%    4.80%    6.16%
 Class A (incl. max. 3.25% sales charge)

Lehman Brothers 1-17 Year Municipal         7.38%    n/a      n/a
 Bond Index

Intermediate Municipal Debt Funds Average   6.23%    6.01%    6.98%

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.
$10,000 OVER 10 YEARS
 1987/05/31       9675.00                    10000.00
  1987/06/30       9855.67                    10293.60
  1987/07/31       9971.27                    10398.59
  1987/08/31       9992.71                    10421.99
  1987/09/30       9673.85                    10037.73
  1987/10/31       9763.64                    10073.27
  1987/11/30       9987.33                    10336.28
  1987/12/31      10087.05                    10486.26
  1988/01/31      10448.78                    10859.78
  1988/02/29      10491.40                    10974.57
  1988/03/31      10338.01                    10847.26
  1988/04/30      10389.98                    10929.70
  1988/05/31      10422.85                    10898.11
  1988/06/30      10496.12                    11057.55
  1988/07/31      10550.73                    11129.65
  1988/08/31      10555.78                    11139.44
  1988/09/30      10671.61                    11341.07
  1988/10/31      10798.56                    11540.67
  1988/11/30      10763.43                    11434.96
  1988/12/31      10831.35                    11551.94
  1989/01/31      10940.96                    11790.83
  1989/02/28      10875.62                    11656.30
  1989/03/31      10841.13                    11628.44
  1989/04/30      10994.36                    11904.50
  1989/05/31      11158.54                    12151.75
  1989/06/30      11281.01                    12316.78
  1989/07/31      11393.58                    12484.41
  1989/08/31      11356.67                    12362.18
  1989/09/30      11354.42                    12325.35
  1989/10/31      11445.48                    12476.08
  1989/11/30      11570.71                    12694.42
  1989/12/31      11675.01                    12798.26
  1990/01/31      11636.93                    12737.72
  1990/02/28      11740.26                    12851.09
  1990/03/31      11760.26                    12854.94
  1990/04/30      11639.33                    12761.87
  1990/05/31      11851.54                    13040.46
  1990/06/30      11949.66                    13155.09
  1990/07/31      12093.87                    13348.47
  1990/08/31      12023.55                    13154.65
  1990/09/30      12055.75                    13162.15
  1990/10/31      12190.58                    13400.91
  1990/11/30      12385.08                    13670.40
  1990/12/31      12418.50                    13729.87
  1991/01/31      12557.17                    13914.12
  1991/02/28      12671.49                    14035.17
  1991/03/31      12680.01                    14040.23
  1991/04/30      12794.95                    14226.96
  1991/05/31      12897.46                    14353.44
  1991/06/30      12905.29                    14339.23
  1991/07/31      13034.56                    14513.88
  1991/08/31      13138.71                    14705.03
  1991/09/30      13219.24                    14896.49
  1991/10/31      13361.19                    15030.56
  1991/11/30      13394.87                    15072.49
  1991/12/31      13616.21                    15395.95
  1992/01/31      13711.33                    15431.05
  1992/02/29      13727.06                    15435.99
  1992/03/31      13674.57                    15441.70
  1992/04/30      13770.22                    15579.13
  1992/05/31      13921.25                    15762.50
  1992/06/30      14103.95                    16026.99
  1992/07/31      14407.70                    16507.48
  1992/08/31      14301.18                    16346.53
  1992/09/30      14434.10                    16453.44
  1992/10/31      14331.40                    16291.70
  1992/11/30      14593.27                    16583.49
  1992/12/31      14610.89                    16752.80
  1993/01/31      14777.03                    16947.64
  1993/02/28      15187.30                    17560.64
  1993/03/31      15036.65                    17375.02
  1993/04/30      15142.41                    17550.33
  1993/05/31      15206.14                    17648.97
  1993/06/30      15366.41                    17943.53
  1993/07/31      15383.87                    17967.03
  1993/08/31      15666.91                    18341.11
  1993/09/30      15828.99                    18550.01
  1993/10/31      15843.85                    18585.81
  1993/11/30      15720.34                    18422.07
  1993/12/31      15988.95                    18810.96
  1994/01/31      16137.29                    19025.78
  1994/02/28      15734.35                    18533.02
  1994/03/31      15119.60                    17778.35
  1994/04/30      15253.43                    17929.11
  1994/05/31      15389.95                    18084.56
  1994/06/30      15279.35                    17974.06
  1994/07/31      15492.24                    18303.53
  1994/08/31      15550.81                    18366.86
  1994/09/30      15376.65                    18097.23
  1994/10/31      15142.84                    17775.82
  1994/11/30      14811.94                    17454.44
  1994/12/31      15080.06                    17838.61
  1995/01/31      15459.54                    18348.44
  1995/02/28      15851.83                    18882.01
  1995/03/31      16025.23                    19098.96
  1995/04/30      16020.63                    19121.50
  1995/05/31      16386.53                    19731.67
  1995/06/30      16298.49                    19560.00
  1995/07/31      16404.59                    19745.43
  1995/08/31      16626.32                    19995.80
  1995/09/30      16732.54                    20122.38
  1995/10/31      16911.01                    20414.96
  1995/11/30      17105.87                    20753.64
  1995/12/31      17220.83                    20953.08
  1996/01/31      17335.73                    21111.28
  1996/02/29      17279.10                    20968.78
  1996/03/31      17109.05                    20700.80
  1996/04/30      17054.42                    20642.21
  1996/05/31      17052.58                    20633.96
  1996/06/30      17184.20                    20858.66
  1996/07/31      17318.28                    21048.47
  1996/08/31      17317.05                    21043.42
  1996/09/30      17462.66                    21338.03
  1996/10/31      17633.51                    21579.36
  1996/11/30      17939.33                    21974.27
  1996/12/31      17871.64                    21881.97
  1997/01/31      17923.22                    21923.33
  1997/02/28      18072.82                    22124.59
  1997/03/31      17860.71                    21829.67
  1997/04/30      17996.47                    22012.38
  1997/05/30      18170.08                    22343.45
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Municipal Income Fund - Class A on May 31, 1987, and the current maximum 3.25% sales charge was paid. As the chart shows, by May 31, 1997, the value of the investment would have grown to $18,188 - an 81.88% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $22,343 - a 123.43% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS
      SIX MONTHS   YEARS ENDED NOVEMBER 30,
      ENDED
      MAY 31,

                       1997     1996    1995     1994     1993    1992

Dividend return        2.24%    4.58%   5.06%    4.18%    5.13%   6.37%

Capital appreciation   -0.86%   0.29%   10.43%   -9.96%   2.59%   2.59%
 return

Total return           1.38%    4.87%   15.49%   -5.78%   7.72%   8.96%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED MAY 31, 1997          PAST 1        PAST 6         LIFE OF
                                    MONTH         MONTHS         CLASS

Dividends per share                 3.89(cents)   23.04(cents)   34.39(cents)

Annualized dividend rate            4.46%         4.49%          4.52%

30-day annualized yield             4.12%         -              -

30-day annualized tax-equivalent    6.44%         -              -
yield

DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.28 over the past one month, $10.30 over the past six months and $10.28 over the life of the class, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period.
It also helps you to compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's maximum 3.25% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield would have been -1.54%.
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.25% 12b-1 fee that is reflected in returns after September 10,
1992. Returns prior to that date are those of Institutional Class, the original class of the fund. Had Class T's 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                 PAST 6   PAST 1   PAST 5   PAST 10
                                           MONTHS   YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income -    1.43%    6.72%    30.72%   88.09%
 Class T

Advisor Intermediate Municipal Income -    -1.36%   3.78%    27.12%   82.92%
 Class T (incl. max. 2.75% sales
charge)

Lehman Brothers 1-17 Year Municipal        1.69%    7.38%    n/a      n/a
 Bond Index

Intermediate Municipal Debt Funds          1.28%    6.23%    33.93%   96.62%
Average

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Lehman Brothers 1-17 Year Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years. To measure how Class T's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                  PAST 1   PAST 5   PAST 10
                                            YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income -     6.72%    5.50%    6.52%
 Class T

Advisor Intermediate Municipal Income -     3.78%    4.92%    6.22%
 Class T (incl. max. 2.75% sales charge)

Lehman Brothers 1-17 Year Municipal         7.38%    n/a      n/a
 Bond Index

Intermediate Municipal Debt Funds Average   6.23%    6.01%    6.98%

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER 10 YEARS
 1987/05/31       9725.00                    10000.00
  1987/06/30       9906.60                    10293.60
  1987/07/31      10022.80                    10398.59
  1987/08/31      10044.36                    10421.99
  1987/09/30       9723.85                    10037.73
  1987/10/31       9814.10                    10073.27
  1987/11/30      10038.95                    10336.28
  1987/12/31      10139.18                    10486.26
  1988/01/31      10502.77                    10859.78
  1988/02/29      10545.62                    10974.57
  1988/03/31      10391.43                    10847.26
  1988/04/30      10443.67                    10929.70
  1988/05/31      10476.72                    10898.11
  1988/06/30      10550.36                    11057.55
  1988/07/31      10605.25                    11129.65
  1988/08/31      10610.33                    11139.44
  1988/09/30      10726.76                    11341.07
  1988/10/31      10854.37                    11540.67
  1988/11/30      10819.05                    11434.96
  1988/12/31      10887.32                    11551.94
  1989/01/31      10997.51                    11790.83
  1989/02/28      10931.83                    11656.30
  1989/03/31      10897.16                    11628.44
  1989/04/30      11051.18                    11904.50
  1989/05/31      11216.20                    12151.75
  1989/06/30      11339.30                    12316.78
  1989/07/31      11452.46                    12484.41
  1989/08/31      11415.37                    12362.18
  1989/09/30      11413.10                    12325.35
  1989/10/31      11504.63                    12476.08
  1989/11/30      11630.51                    12694.42
  1989/12/31      11735.34                    12798.26
  1990/01/31      11697.07                    12737.72
  1990/02/28      11800.94                    12851.09
  1990/03/31      11821.04                    12854.94
  1990/04/30      11699.48                    12761.87
  1990/05/31      11912.79                    13040.46
  1990/06/30      12011.42                    13155.09
  1990/07/31      12156.37                    13348.47
  1990/08/31      12085.69                    13154.65
  1990/09/30      12118.06                    13162.15
  1990/10/31      12253.58                    13400.91
  1990/11/30      12449.08                    13670.40
  1990/12/31      12482.68                    13729.87
  1991/01/31      12622.06                    13914.12
  1991/02/28      12736.98                    14035.17
  1991/03/31      12745.54                    14040.23
  1991/04/30      12861.08                    14226.96
  1991/05/31      12964.11                    14353.44
  1991/06/30      12971.99                    14339.23
  1991/07/31      13101.92                    14513.88
  1991/08/31      13206.61                    14705.03
  1991/09/30      13287.55                    14896.49
  1991/10/31      13430.24                    15030.56
  1991/11/30      13464.09                    15072.49
  1991/12/31      13686.58                    15395.95
  1992/01/31      13782.19                    15431.05
  1992/02/29      13798.00                    15435.99
  1992/03/31      13745.24                    15441.70
  1992/04/30      13841.38                    15579.13
  1992/05/31      13993.19                    15762.50
  1992/06/30      14176.84                    16026.99
  1992/07/31      14482.16                    16507.48
  1992/08/31      14375.08                    16346.53
  1992/09/30      14508.69                    16453.44
  1992/10/31      14405.46                    16291.70
  1992/11/30      14668.68                    16583.49
  1992/12/31      14686.40                    16752.80
  1993/01/31      14853.40                    16947.64
  1993/02/28      15265.79                    17560.64
  1993/03/31      15114.36                    17375.02
  1993/04/30      15220.67                    17550.33
  1993/05/31      15284.73                    17648.97
  1993/06/30      15445.82                    17943.53
  1993/07/31      15463.37                    17967.03
  1993/08/31      15747.88                    18341.11
  1993/09/30      15910.80                    18550.01
  1993/10/31      15925.73                    18585.81
  1993/11/30      15801.58                    18422.07
  1993/12/31      16071.58                    18810.96
  1994/01/31      16220.69                    19025.78
  1994/02/28      15815.67                    18533.02
  1994/03/31      15197.74                    17778.35
  1994/04/30      15332.26                    17929.11
  1994/05/31      15469.49                    18084.56
  1994/06/30      15358.31                    17974.06
  1994/07/31      15572.30                    18303.53
  1994/08/31      15631.18                    18366.86
  1994/09/30      15456.12                    18097.23
  1994/10/31      15221.09                    17775.82
  1994/11/30      14888.49                    17454.44
  1994/12/31      15157.99                    17838.61
  1995/01/31      15539.44                    18348.44
  1995/02/28      15933.75                    18882.01
  1995/03/31      16108.04                    19098.96
  1995/04/30      16103.43                    19121.50
  1995/05/31      16471.21                    19731.67
  1995/06/30      16382.72                    19560.00
  1995/07/31      16489.36                    19745.43
  1995/08/31      16712.25                    19995.80
  1995/09/30      16819.01                    20122.38
  1995/10/31      16998.40                    20414.96
  1995/11/30      17194.28                    20753.64
  1995/12/31      17309.83                    20953.08
  1996/01/31      17425.32                    21111.28
  1996/02/29      17368.40                    20968.78
  1996/03/31      17197.47                    20700.80
  1996/04/30      17142.56                    20642.21
  1996/05/31      17140.71                    20633.96
  1996/06/30      17273.01                    20858.66
  1996/07/31      17407.78                    21048.47
  1996/08/31      17406.54                    21043.42
  1996/09/30      17558.15                    21338.03
  1996/10/31      17745.65                    21579.36
  1996/11/30      18034.36                    21974.27
  1996/12/31      17982.90                    21881.97
  1997/01/31      18015.76                    21923.33
  1997/02/28      18163.54                    22124.59
  1997/03/31      17948.71                    21829.67
  1997/04/30      18083.66                    22012.38
  1997/05/30      18291.86                    22343.45
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Municipal Income Fund - Class T on May 31, 1987, and the current maximum 2.75% sales charge was paid. As the chart shows, by May 31, 1997, the value of the investment would have grown to $18,292 - an 82.92% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $22,343 - a 123.43% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS
      SIX MONTHS   YEARS ENDED NOVEMBER 30,
      ENDED
      MAY 31,

      1997   1996   1995   1994   1993   1992

Dividend return        2.19%    4.60%   5.06%    4.18%    5.13%   6.37%

Capital appreciation   -0.76%   0.29%   10.43%   -9.96%   2.59%   2.59%
 return

Total return           1.43%    4.89%   15.49%   -5.78%   7.72%   8.96%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED MAY 31, 1997          PAST 1        PAST 6         PAST 1
                                    MONTH         MONTHS         YEAR

Dividends per share                 3.80(cents)   22.50(cents)   45.64(cents)

Annualized dividend rate            4.35%         4.38%          4.45%

30-day annualized yield             4.04%         -              -

30-day annualized tax-equivalent    6.31%         -              -
yield

DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.29 over the past one month, $10.30 over the past six months and $10.25 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period.
It also helps you to compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's maximum 2.75% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield and tax-equivalent yield would have been 4.00% and 6.25%, respectively.
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance.
The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1/shareholder service fee (1.00% prior to January 1, 1996) that is reflected in returns after June 30, 1994. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T and reflect Class T's 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund. Had Class B's 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B's contingent deferred sales charges included in the past six months, past one year, past five years and past 10 years total return figures are 3%, 3%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1997                   PAST 6   PAST 1   PAST 5   PAST 10
                                             MONTHS   YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income -      1.01%    6.04%    27.85%   83.97%
 Class B

Advisor Intermediate Municipal Income -      -1.96    3.04%    27.85%   83.97%
 Class B (incl. contingent deferred sales    %
charge)

Lehman Brothers 1-17 Year Municipal          1.69%    7.38%    n/a      n/a
 Bond Index

Intermediate Municipal Debt Funds Average    1.28%    6.23%    33.93%   96.62%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5%
return over the past year, the value of your investment would be $1,050.
You can compare Class B's returns to those of the Lehman Brothers 1-17 Year Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years.
To measure how Class B's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED  MAY 31, 1997                         PAST 1   PAST 5   PAST 10
                                                    YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income -             6.04%    5.04%    6.29%
 Class B

Advisor Intermediate Municipal Income -             3.04%    5.04%    6.29%
 Class B (incl. contingent deferred sales charge)

Lehman Brothers 1-17 Year Municipal                 7.38%    n/a      n/a
 Bond Index

Intermediate Municipal Debt Funds Average           6.23%    6.01%    6.98%

AVERAGE ANNUAL TOTAL RETURNS take Class Bs' cumulative return and show you what would have happened if Class B had performed at a constant rate each year.
$10,000 OVER 10 YEARS
 1987/05/31      10000.00                    10000.00
  1987/06/30      10186.74                    10293.60
  1987/07/31      10306.22                    10398.59
  1987/08/31      10328.39                    10421.99
  1987/09/30       9998.81                    10037.73
  1987/10/31      10091.62                    10073.27
  1987/11/30      10322.82                    10336.28
  1987/12/31      10425.89                    10486.26
  1988/01/31      10799.77                    10859.78
  1988/02/29      10843.82                    10974.57
  1988/03/31      10685.28                    10847.26
  1988/04/30      10739.00                    10929.70
  1988/05/31      10772.98                    10898.11
  1988/06/30      10848.70                    11057.55
  1988/07/31      10905.15                    11129.65
  1988/08/31      10910.37                    11139.44
  1988/09/30      11030.09                    11341.07
  1988/10/31      11161.30                    11540.67
  1988/11/30      11124.99                    11434.96
  1988/12/31      11195.19                    11551.94
  1989/01/31      11308.49                    11790.83
  1989/02/28      11240.95                    11656.30
  1989/03/31      11205.30                    11628.44
  1989/04/30      11363.68                    11904.50
  1989/05/31      11533.37                    12151.75
  1989/06/30      11659.95                    12316.78
  1989/07/31      11776.31                    12484.41
  1989/08/31      11738.17                    12362.18
  1989/09/30      11735.84                    12325.35
  1989/10/31      11829.96                    12476.08
  1989/11/30      11959.39                    12694.42
  1989/12/31      12067.19                    12798.26
  1990/01/31      12027.83                    12737.72
  1990/02/28      12134.64                    12851.09
  1990/03/31      12155.31                    12854.94
  1990/04/30      12030.31                    12761.87
  1990/05/31      12249.65                    13040.46
  1990/06/30      12351.07                    13155.09
  1990/07/31      12500.12                    13348.47
  1990/08/31      12427.44                    13154.65
  1990/09/30      12460.73                    13162.15
  1990/10/31      12600.08                    13400.91
  1990/11/30      12801.11                    13670.40
  1990/12/31      12835.66                    13729.87
  1991/01/31      12978.98                    13914.12
  1991/02/28      13097.15                    14035.17
  1991/03/31      13105.95                    14040.23
  1991/04/30      13224.76                    14226.96
  1991/05/31      13330.70                    14353.44
  1991/06/30      13338.80                    14339.23
  1991/07/31      13472.41                    14513.88
  1991/08/31      13580.06                    14705.03
  1991/09/30      13663.29                    14896.49
  1991/10/31      13810.02                    15030.56
  1991/11/30      13844.82                    15072.49
  1991/12/31      14073.60                    15395.95
  1992/01/31      14171.92                    15431.05
  1992/02/29      14188.17                    15435.99
  1992/03/31      14133.92                    15441.70
  1992/04/30      14232.78                    15579.13
  1992/05/31      14388.89                    15762.50
  1992/06/30      14577.73                    16026.99
  1992/07/31      14891.68                    16507.48
  1992/08/31      14781.58                    16346.53
  1992/09/30      14921.31                    16453.44
  1992/10/31      14815.14                    16291.70
  1992/11/30      15085.85                    16583.49
  1992/12/31      15104.07                    16752.80
  1993/01/31      15275.81                    16947.64
  1993/02/28      15699.93                    17560.64
  1993/03/31      15544.20                    17375.02
  1993/04/30      15653.53                    17550.33
  1993/05/31      15719.41                    17648.97
  1993/06/30      15885.09                    17943.53
  1993/07/31      15903.14                    17967.03
  1993/08/31      16195.74                    18341.11
  1993/09/30      16363.28                    18550.01
  1993/10/31      16378.64                    18585.81
  1993/11/30      16250.97                    18422.07
  1993/12/31      16528.64                    18810.96
  1994/01/31      16681.99                    19025.78
  1994/02/28      16265.45                    18533.02
  1994/03/31      15629.95                    17778.35
  1994/04/30      15768.29                    17929.11
  1994/05/31      15909.42                    18084.56
  1994/06/30      15793.05                    17974.06
  1994/07/31      15997.34                    18303.53
  1994/08/31      16043.72                    18366.86
  1994/09/30      15836.87                    18097.23
  1994/10/31      15601.43                    17775.82
  1994/11/30      15249.88                    17454.44
  1994/12/31      15515.88                    17838.61
  1995/01/31      15894.63                    18348.44
  1995/02/28      16288.31                    18882.01
  1995/03/31      16455.90                    19098.96
  1995/04/30      16440.58                    19121.50
  1995/05/31      16805.13                    19731.67
  1995/06/30      16704.11                    19560.00
  1995/07/31      16818.43                    19745.43
  1995/08/31      17018.31                    19995.80
  1995/09/30      17117.00                    20122.38
  1995/10/31      17288.71                    20414.96
  1995/11/30      17476.27                    20753.64
  1995/12/31      17566.46                    20953.08
  1996/01/31      17691.87                    21111.28
  1996/02/29      17624.69                    20968.78
  1996/03/31      17424.89                    20700.80
  1996/04/30      17377.31                    20642.21
  1996/05/31      17348.91                    20633.96
  1996/06/30      17490.84                    20858.66
  1996/07/31      17617.43                    21048.47
  1996/08/31      17606.02                    21043.42
  1996/09/30      17749.95                    21338.03
  1996/10/31      17912.34                    21579.36
  1996/11/30      18211.90                    21974.27
  1996/12/31      18133.25                    21881.97
  1997/01/31      18174.91                    21923.33
  1997/02/28      18315.03                    22124.59
  1997/03/31      18088.42                    21829.67
  1997/04/30      18214.78                    22012.38
  1997/05/30      18396.62                    22343.45
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Municipal Income Fund - Class B on May 31, 1987. As the chart shows, by May 31, 1997, the value of the investment would have been $18,397 - an 83.97% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends reinvested, the same $10,000 would have grown to $22,343 - a 123.43% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX       YEARS ENDED NOVEMBER 30,
      MONTHS
      ENDED
      MAY 31,

      1997   1996   1995   1994   1993   1992

Dividend return         1.86%    3.92%   4.17%    3.81%    5.13%   6.37%

Capital appreciation    -0.85%   0.29%   10.43%   -9.96%   2.59%   2.59%
 return

Total return            1.01%    4.21%   14.60%   -6.15%   7.72%   8.96%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1997               PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      3.23(cents)   19.26(cents)   39.05(cents)

Annualized dividend rate                 3.70%         3.75%          3.81%

30-day annualized yield                  3.51%         -              -

30-day annualized tax-equivalent yield   5.48%         -              -


DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.28 over the past one month, $10.30 over the past six months, and $10.25 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW


An Interview with David Murphy, Portfolio Manager of Fidelity Advisor Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, DAVE?
A. For the six months that ended May 31, 1997, the fund's Class A, T and B shares had total returns of 1.38%, 1.43% and 1.01%, respectively. For the past year, their returns were 6.66%, 6.72% and 6.04%, respectively. The intermediate municipal debt funds average, as tracked by Lipper Analytical Services, was up 1.28% for the past six months and 6.23% for the year. Also, for comparative purposes, the Lehman Brothers 1-17 Year Municipal Bond Index returned 1.69% over the past six months and 7.38% over the past year.
Q. THE BOND MARKET WAS SOMEWHAT SKITTISH OVER THE PAST SIX MONTHS, YET MUNICIPALS WERE ONE OF THE BETTER-
PERFORMING FIXED-INCOME INVESTMENTS. WHAT ACCOUNTS FOR THEIR RELATIVE
STRENGTH?
A. Rising interest rates caused all bonds to come under pressure, but municipals were somewhat immunized by favorable supply and demand factors. A lot of the outperformance of munis versus Treasuries occurred toward the end of the period when the available supply of tax-free bonds was limited. On the demand side of the equation, it seemed as though some investors began to question the high levels of the stock market and re-directed some of their investment dollars into municipals. We saw additional purchases triggered by upcoming municipal calls. By this I mean that June and July are expected to see a record amount of municipal issuers calling, or redeeming, a lot of their outstanding debt before maturity. In anticipation of their muni holdings being called, investors bought new municipal bonds in their place.
Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS DURING THE PERIOD? WHICH WERE DISAPPOINTING?
A. Bonds issued by New York City were among the municipal bond market's - and the fund's - best performers during the past six months. The main reason for their success was that the city's economy continued to expand and tax revenues increased. The strength of the stock market had something to do with rising tax revenues, because Wall Street handed out handsome bonuses, which translated into higher personal income tax collections for the city. What's more, capital gains and corporate tax receipts also rose as the economy improved. I like the fact that the city has been reasonably conservative in its budgeting, not relying on a continuation of the dramatic boost from Wall Street next year. In addition, bonds appropriated by the state of New York also performed well, buoyed by many of the same positives that helped New York City. As far as disappointments go, I can't really single out any one issuer that detracted from performance. But generally speaking, bonds with shorter maturities were hurt more than those with longer-maturities because short-term interest rates rose more than longer-term interest rates during the past six months.
Q. HOW DID YOU STRUCTURE THE FUND
DURING THE PERIOD?
A. In terms of the maturity ranges targeted, I have been adding more bonds with maturities of between five and 10 years because I felt that bonds in this maturity range offered an appropriate amount of potential return given their maturity. I also sold some bonds with maturities longer than 10 years. Here's why: The yield curve, which is a graphical representation of the yield of bonds by ascending maturity dates, flattened. By that I mean that up to about a 10-year maturity, an investor would be paid an appropriate amount of additional income for each additional year of maturity. It is this additional income that compensates the investor for the additional risk taken on by investing in the longer maturity. After 10 years, however, the extra income for each successive year of maturity was not, in my opinion, attractive enough for the level of risk inherent in these bonds.
Q. ANOTHER CHOICE YOU FACED WAS WHICH COUPON RANGES TO TARGET. WHAT WAS YOUR STRATEGY THERE?
A. I continued to use a barbelled coupon structure. If you picture a barbell, the middle is light and the ends are heavy. That's exactly how the fund looks in terms of the coupons in which it invested. On one end of the barbell are premium coupon bonds, which pay higher annual income than newly issued bonds. On the other end are discount-coupon bonds, with annual income below newly issued bonds. In the middle - the lightest part of the barbell - are par bonds, which trade at face value. The premium coupons offer downside protection should the market fall, while the discount coupons offer price appreciation potential should the market rally.
Q. DID YOU FOCUS ON PARTICULAR STATES?
A. I increased the fund's holdings in New York, for reasons I already mentioned and based on my evaluation that there were going to be fewer bonds issued in the state in the second quarter of 1997 than in most other quarters. Since that scarcity materialized and New York bonds performed well relative to other munis, I began to sell some, anticipating more normalized supply levels. I continued to keep a heavier weighting than the fund's benchmark in bonds from California, a state that also enjoyed relatively strong performance. The state is enjoying a fairly substantial budget surplus for fiscal year 1997, a lot of which will flow back to the counties to help with school funding. With the strong economy and higher tax revenues, the state won't have to scramble to balance its budget. Also, I sold some bonds from Texas in order to lock in the gains they made during the period.
Q. WHAT'S YOUR OUTLOOK FOR MUNICIPALS?
A. During the last several years, the amount of municipal bonds outstanding in the market has shrunk considerably and, more recently, has helped the municipal market outperform the taxable bond market. I think that the total supply available will increase slightly by the end of this year. The question is, will there be enough demand to digest that supply? In my view, that will depend on how investors perceive the attractiveness of municipals relative to other fixed-income and equity choices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: seeks the highest
level of income exempt from
federal income taxes that
can be obtained consistent
with the preservation of
capital
START DATE: September 19,
1985
SIZE: as of May 31, 1997,
more than $65 million
MANAGER: David Murphy,
since 1995; joined Fidelity in
1989
(checkmark)
DAVID MURPHY ON
OPPORTUNITIES IN ELECTRIC
UTILITY MUNICIPALS:
"The electric utility industry is
in the early stages of a
transformation from one
where electric providers enjoy
monopolistic strongholds on a
given service area to one
where competition probably
will reign. Given the changing
environment, I have been
focusing on electric utilities
that are either well-prepared
to deal with increased
competition or those that I
believe can meet competitive
challenges down the road, but
have been too severely
penalized by the market
today. Even though it seems
inevitable that competition will
increase, I believe there will
be opportunities to invest
profitably in this sector."
INVESTMENT CHANGES


TOP FIVE STATES AS OF MAY 31, 1997
                % OF FUND'S   % OF FUND'S
                INVESTMENTS   INVESTMENTS
                              IN THESE STATES
                              6 MONTHS AGO

California      18.5          17.7

New York        12.4          9.8

Massachusetts   7.3           7.3

Texas           6.1           11.3

New Mexico      5.5           6.0

TOP FIVE MARKET SECTORS AS OF MAY 31, 1997
                     % OF FUND'S   % OF FUND'S
                     INVESTMENTS   INVESTMENTS
                                   IN THESE MARKET
                                   SECTORS
                                   6 MONTHS AGO

General Obligation   29.8          26.8

Education            19.9          21.9

Electric Revenue     13.7          13.1

Health Care          7.8           6.7

Housing              5.5           5.0

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1997
              6 MONTHS AGO

Years   7.8   8.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1997
              6 MONTHS AGO

Years   5.7   5.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
Aaa 38.8%
Aa, A 39.1%
Baa 17.2%
Short-term
investments 4.9%



Aaa 42.7%
Aa, A 39.2%
Baa 15.4%
Non-rated 0.7%
Short-term
investments 2.0%
Row: 1, Col: 1, Value: 38.8
Row: 1, Col: 2, Value: 39.1
Row: 1, Col: 3, Value: 17.2
Row: 1, Col: 4, Value: 4.9
Row: 1, Col: 1, Value: 42.7
Row: 1, Col: 2, Value: 37.2
Row: 1, Col: 3, Value: 15.4
Row: 1, Col: 4, Value: 1.7
Row: 1, Col: 5, Value: 3.0
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS MAY 31, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 95.1%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
ALASKA - 3.5%
North Slope Borough (Cap. Appreciation)
 Series B, 0% 1/1/03 (MBIA Insured)   $ 3,000,000 $ 2,261,250
ARIZONA - 0.3%
Maricopa County Ind. Dev. Auth. Hosp. Facs. Rev. Rfdg.
(Sun Health Corp.) 5.75% 4/1/07    200,000  201,000
ARKANSAS - 1.2%
Arkansas Gen. Oblig. 0% 6/1/02    1,000,000  783,750
CALIFORNIA - 18.5%
California Edl. Facs. Auth. Rev. Rfdg. (Chapman Univ.)
5.37% 10/1/16    225,000  216,563
California Gen. Oblig. 6.25% 10/1/19    400,000  428,500
California Hsg. Fin. Agcy. Rev. (Home Mortgage) Series R,
5.35% 8/1/07 (MBIA Insured) (b)    1,000,000  1,002,500
California Poll. Cont. Fing. Auth. Resource Recovery Rev.
(Waste Management Inc.) Series A, 7.15% 2/1/11 (b)  1,000,000  1,080,000
California Pub. Wks. Board Lease Rev.:
 (Dept. Correction State Prisons, Madera) Series E,
 6% 6/1/07    1,000,000  1,057,500
 Rfdg.:
 (Various California Univ. Proj.) Series A,
  5.50% 6/1/10    1,000,000  1,018,750
  (Dept. Corrections State Prisons, Monterey)
  Series D, 5.37% 11/1/14    500,000  484,375
California Rural Home Mtg. Fin. Auth. Lease Rev.
Series A, 4.45% 8/1/01 (MBIA Insured)    1,000,000  992,500
Los Angeles County Ctfs. of Prtn. (Disney Parking Project)
(Cap. Appreciation) 0% 9/1/04    970,000  648,688
Rosemead Redev. Agcy. Sub. Lien Tax Allocation Proj.
(Area 1) 0% 10/1/02 (Escrowed to Maturity) (c)    1,450,000  1,123,750
Sacramento Muni. Util. Dist. Elec. Rev. 1.76% 11/15/08
(FGIC Insured) (e)    1,000,000  963,750
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6% 7/1/02    1,000,000  1,037,500
 6.50% 7/1/08    300,000  317,250
San Bernadino County Ctfs. of Prtn. Rfdg. (Med. Ctr.
Fing. Proj.) 5.25% 8/1/04    500,000  500,625
West Covina Ctfs. of Prtn. (Queen of the Valley Hospital)
6.50% 8/15/09    1,000,000  1,062,500
  11,934,751
COLORADO - 0.8%
Colorado Health Facs. Auth. Rev. Rfdg. (Rocky Mountain
Adventist) 6.25% 2/1/04    500,000  518,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
DISTRICT OF COLUMBIA - 2.3%
District of Columbia Gen. Oblig. Rfdg. Series B-1,
5.40% 6/1/06 (AMBAC Insured)   $ 1,000,000 $ 1,011,250
District of Columbia Redev. Land Agcy. Spl. Tax Rev.
(Washington D.C. Sports Arena) 5.40% 11/1/00   500,000  500,625
  1,511,875
FLORIDA - 2.5%
Broward County Resources Recovery Rev. (SES Broward Co.
LP South Proj.) 7.95% 12/1/08    500,000  544,375
Dade County Wtr. & Swr. Sys. Rev. 6.25% 10/1/10
(FGIC Insured)    500,000  551,875
Jacksonville Port Auth. Rev. Rfdg. 5.75% 11/1/09
(MBIA Insured) (b)    500,000  520,625
  1,616,875
GEORGIA - 2.6%
Georgia State Rfdg. Series A, 6.25% 3/1/06    1,000,000  1,098,750
Monroe County Dev. Auth. Poll. Cont. Rev. Rfdg.
(Oglethorpe Pwr. Corp.) Series A,
6.60% 1/1/07    500,000  551,250
  1,650,000
ILLINOIS - 3.9%
Chicago Midway Arpt. Rev. Series B, 6% 1/1/09
(MBIA Insured) (b)    300,000  313,875
Illinois Health Facs. Auth. Rev. Rfdg. (Felician Health Care, Inc.)
Series A, 6.85% 1/1/00 (AMBAC Insured)    1,000,000  1,056,250
Metropolitan Pier & Exposition Auth. Dedicated Tax Rev.
(McCormick Place Expansion Proj.):
 0% 6/15/00, (AMBAC Insured)    1,000,000  870,000
  (Cap Appreciation)  Series A, 0% 6/15/09 (FGIC Insured)  500,000  259,375
  2,499,500
INDIANA - 0.8%
Indianapolis Resource Rec. Rev. Rfdg. (Ogden Martin Sys.,
Inc. Proj.) 6.50% 12/1/03 (AMBAC Insured)    500,000  546,875
IOWA - 1.6%
Iowa Student Loan Liquidity Corp. Student Loan Rev.
Series A, 6.35% 3/1/01    1,000,000  1,045,000
LOUISIANA - 1.6%
Louisiana Pub. Facs. Auth. Rev. Rfdg. Student Loan Sr.
Series A-1, 6.20% 3/1/01    1,000,000  1,040,000
MASSACHUSETTS - 7.3%
Boston Rev. (Boston City Hosp.) Series A, 7.625% 2/15/21
(FHA Guaranteed) (FSA Insured) (Pre-Refunded to
8/15/00 @102) (c)    250,000  277,813
Massachusetts State Gen. Oblig. Rfdg.
Series A, 5.50% 2/1/11    250,000  252,500
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
MASSACHUSETTS - CONTINUED
Massachusetts Ind. Fin. Agcy. Rev. (Massachusetts Biomedical
Research) (Cap. Appreciation)  Series A-1:
 0% 8/1/00   $ 1,100,000 $ 943,250
  0% 8/1/02    1,600,000  1,232,000
New England Ed. Loan Marketing Corp. Rev. Rfdg.
(Massachusetts Student Loan) Series B,
5.40% 6/1/00    1,950,000  1,981,688
  4,687,251
MINNESOTA - 2.0%
Minnesota State Gen. Oblig. 6% 5/1/06    1,000,000  1,081,250
Minnesota Higher Ed. Facs. (Macalester College)
5.50% 3/1/12    200,000  201,750
  1,283,000
NEW JERSEY - 2.2%
New Jersey Economic Dev. Auth. Market Transition Fac.
Rev. (Sr. Lien) Series A, 7% 7/1/04 (MBIA Insured)   1,000,000  1,123,750
New Jersey Trans. Corp. Capital Grant Anticipation Notes
Series A, 5.40% 9/1/02 (FSA Insured)    300,000  307,875
  1,431,625
NEW MEXICO - 5.5%
Albuquerque Arpt. Rev. Rfdg. 6.75% 7/1/09
(AMBAC Insured) (b)    450,000  502,875
New Mexico Edl. Assistance Foundation Student Loan Rev.
Sr. Series IV-A2, 6.65% 3/1/07     2,300,000  2,432,250
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series A,
8% 5/15/04 (FSA Insured)    500,000  590,625
  3,525,750
NEW YORK - 12.4%
Metropolitan Trans. Auth. Svc. Contract Rfdg.
(Transit Facs.) Series 5, 6.90% 7/1/05    1,000,000  1,073,750
New York City Muni. Assistance Corp.
Series E, 6% 7/1/04    500,000  530,625
New York Gen. Oblig.:
Series B, 8.25% 6/1/07    1,000,000  1,208,750
 Series G, 5.40% 2/1/01    2,000,000  2,020,000
New York State Dorm. Auth. Rev.:
 (City Univ. Sys. Consolidated) Series A, 5.70% 7/1/05   500,000  514,375
 (City Univ. Sys. Consolidated) Series A, 5.75% 7/1/13   500,000  505,625
 (City Univ. Sys.) Series C, 7.50% 7/1/10    500,000  587,500
 Rfdg. (State Univ. Edl. Facs.) Series A, 6.50% 5/15/04  500,000  539,375
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
NEW YORK - CONTINUED
New York State Local Govt. Assistance Corp.
(Cap. Appreciation) Series A, 0% 4/1/08   $ 1,000,000 $ 558,750
New York State Thruway Auth. Hwy. & Bridge Trust Fund
Series A, 5.80% 4/1/09    500,000  514,375
  8,053,125
NORTH CAROLINA - 1.5%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.625% 1/1/03    500,000  505,625
 Rfdg.:
 Series B, 6% 1/1/06    250,000  257,813
  Series C, 5.50% 1/1/07    200,000  198,000
  961,438
OHIO - 1.2%
Ohio State Bldg. Auth. (Adult Correctional Facs.) Series A,
5.95% 10/1/14 (MBIA Insured)    500,000  515,000
Ohio Tpk. Commission Tpk. Rev. Series A,
5.60% 2/15/12 (MBIA Insured)    250,000  253,438
  768,438
PENNSYLVANIA - 3.8%
Pennsylvania Higher Edl. Facs. Auth. College & Univ. Rev.
Rfdg. (RIDC Reg. Growth - Carnegie-Mellon Univ. Proj.)
6% 11/1/04    1,270,000  1,366,838
Pennsylvania Hsg. Fin. Agcy. Rfdg. (Residential Dev. Section 8)
Series A, 7% 7/1/01    1,000,000  1,066,250
  2,433,088
RHODE ISLAND - 1.6%
Rhode Island Student Loan Auth. Student Loan Rev. Rfdg.
Series A, 6.55% 12/1/00    1,000,000  1,061,250
SOUTH CAROLINA - 3.7%
South Carolina Edl. Assistance Auth. Rev. Rfdg. (Guaranteed
Student Loan):
 (Sr. Lien) A-2, 5.40% 9/1/02    1,350,000  1,387,125
  (Sub. Lien) Series B, 5.70% 9/1/05 (b)    1,000,000  1,021,250
  2,408,375
TENNESSEE - 0.4%
Memphis-Shelby Cnty. Arpt. Auth. Rev. Rfdg. Series A,
6% 2/15/07 (MBIA Insured) (b)(f)    265,000  280,565
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
TEXAS - 6.1%
Hurst Euless Bedford Independent School Dist. Rfdg.
(Cap. Appreciation) Unltd. Tax 0% 8/15/11
(PSF Guaranteed)   $ 1,000,000 $ 460,000
North East Independent School Dist. Rfdg.
(Cap. Appreciation) Unltd. Tax Series D, 0% 2/1/00   2,065,000  1,830,106
Port Arthur Hsg. Fin. Corp. Single Family Mtg. Rev. Rfdg.
8.70% 3/1/12    490,000  526,750
Texas Pub. Fin. Auth. Bldg. Rev. Rfdg. (Texas Technical College)
6.25% 8/1/09 (MBIA Insured)    1,000,000  1,096,250
  3,913,106
UTAH - 3.2%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series A:
0% 7/1/06 (MBIA Insured)    2,860,000  1,787,500
 6.50% 7/1/08 (AMBAC Insured)    250,000  279,688
  2,067,188
WASHINGTON - 4.6%
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
5.40% 7/1/12 (d)    2,000,000  1,897,500
 Rfdg. Series C, 7.50% 7/1/03    525,000  576,844
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3
Rev. Rfdg. Series C, 5.10% 7/1/07    500,000  489,375
  2,963,719
TOTAL MUNICIPAL BONDS
(Cost $60,351,188)   61,447,544
CASH EQUIVALENTS - 4.9%
  SHARES

Municipal Central Cash Fund (a)
(Cost $3,177,340)    3,177,340  3,177,340
TOTAL INVESTMENTS - 100%
(Cost $63,528,528)  $ 64,624,884
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
U.S. Treasury Bond Contracts   Sept. 1997 $ 1,096,250 $ 10,222
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.7%
LEGEND
1. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.90%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Security collateralized by an amount sufficient to pay interest and principal.
4. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $47,438.
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
6. Security purchased on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 69.9% AAA, AA, A 68.9%
Baa 15.1% BBB  15.7%
Ba 0.0% BB  0.0%
B 0.0% B  0.8%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  29.8%
Education  19.9
Electric Revenue  13.7
Health Care  7.8
Housing  5.5
Transportation  5.1
Others (individually less than 5%)   18.2
TOTAL  100.0%
INCOME TAX INFORMATION
At May 31, 1997, the aggregate cost of investment securities for income tax purposes was $63,528,528. Net unrealized appreciation aggregated $1,096,356, of which $1,359,309 related to appreciated investment securities and $262,953 related to depreciated investment securities.
At November 30, 1996, the fund had a capital loss carryforward of approximately $426,000 which will expire on November 30, 2003.
At November 30, 1996, the fund was required to defer approximately $386,000 of losses on futures contracts.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $63,528,528) -                $ 64,624,884
See accompanying schedule

Interest receivable                                                     920,289

Receivable for daily variation on futures contracts                     6,875

Prepaid expenses                                                        5,031

 TOTAL ASSETS                                                           65,557,079

LIABILITIES

Payable for investments purchased                          $ 275,444
Delayed delivery

Payable for fund shares redeemed                            124,233

Distributions payable                                       81,983

Accrued management fee                                      13,435

Distribution fees payable                                   15,867

Other payables and accrued expenses                         32,708

 TOTAL LIABILITIES                                                      543,670

NET ASSETS                                                             $ 65,013,409

Net Assets consist of:

Paid in capital                                                        $ 64,293,016

Accumulated undistributed net realized gain (loss)                      (386,185)
on investments

Net unrealized appreciation (depreciation) on                           1,106,578
investments

NET ASSETS                                                             $ 65,013,409


STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 MAY 31, 1997 (UNAUDITED)

CALCULATION OF MAXIMUM OFFERING PRICE                            $10.32
CLASS A:
NET ASSET VALUE and redemption price per share
 ($344,092 (divided by) 33,330 shares)

Maximum offering price per share (100/96.75 of $10.32)           $10.67

CLASS T:                                                         $10.33
NET ASSET VALUE and redemption price per share
 ($49,851,869 (divided by) 4,827,509 shares)

Maximum offering price per share (100/97.25 of $10.33)           $10.62

CLASS B:                                                         $10.32
NET ASSET VALUE and offering price per share
 ($7,349,499 (divided by) 711,925 shares) A

INSTITUTIONAL CLASS:                                             $10.33
NET ASSET VALUE, offering price and redemption price per share ($7,467,949 (divided by) 723,167 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                           $ 1,799,532

EXPENSES

Management fee                                             $ 131,240

Transfer agent fees                                         64,472

Distribution fees                                           98,710

Accounting fees and expenses                                30,072

Non-interested trustees' compensation                       43

Custodian fees and expenses                                 3,293

Registration fees                                           43,361

Audit                                                       19,801

Legal                                                       369

Miscellaneous                                               1,052

 Total expenses before reductions                           392,413

 Expense reductions                                         (43,440)       348,973

NET INTEREST INCOME                                                        1,450,559

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      468,530

 Futures contracts                                          (36,454)       432,076

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (1,017,252)

 Futures contracts                                          10,222         (1,007,030)

NET GAIN (LOSS)                                                            (574,954)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 875,605
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS     YEAR ENDED
                                                         ENDED MAY      NOVEMBER 30,
                                                         31,1997        1996
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 1,450,559    $ 3,449,493
Net interest income

 Net realized gain (loss)                                 432,076        684,780

 Change in net unrealized appreciation (depreciation)     (1,007,030)    (712,133)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          875,605        3,422,140
FROM OPERATIONS

Distributions to shareholders                             (1,450,559)    (3,449,493)
From net interest income

 From net realized gain                                   (6,721)        -

 TOTAL DISTRIBUTIONS                                      (1,457,280)    (3,449,493)

Share transactions - net increase (decrease)              (5,138,044)    (9,402,984)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (5,719,719)    (9,430,337)

NET ASSETS

 Beginning of period                                      70,733,128     80,163,465

 End of period                                           $ 65,013,409   $ 70,733,128


FINANCIAL HIGHLIGHTS - CLASS A
      SIX MONTHS       YEAR ENDED
      ENDED MAY 31,    NOVEMBER 30,
      1997             1996 E
      (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of period                  $ 10.410     $ 10.160

Income from Investment Operations

 Net interest income                                   .230         .113

 Net realized and unrealized gain (loss)               (.089)       .250 D

 Total from investment operations                      .141         .363

Less Distributions

 From net interest income                              (.230)       (.113)

 From net realized gain                                (.001)       -

Total Distributions                                    (.231)       (.113)

Net asset value, end of period                        $ 10.320     $ 10.410

TOTAL RETURN B, C                                      1.38%        3.59%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 344        $ 103

Ratio of expenses to average net assets                .90% A, F    .90% A,
                                                                   F

Ratio of net interest income to average net assets     4.47% A      4.60% A

Portfolio turnover rate                                21% A        35%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T

                      SIX MONTHS       YEARS ENDED NOVEMBER 30,
                     ENDED MAY 31,
                      1997

                       (UNAUDITED)      1996        1995         1994 F      1993      1992 E

SELECTED PER-SHARE DATA

Net asset value,               $ 10.410    $ 10.380   $ 9.400    $ 10.460   $ 11.080   $ 11.010
beginning of period

Income from
Investment
Operations

 Net interest                   .225        .461       .451       .455       .508       .131
income

 Net realized                   (.079)      .030 D     .980       (1.040)    .260       .070
 and unrealized
 gain (loss)

 Total from                     .146        .491       1.431      (.585)     .768       .201
 investment
 operations

Less Distributions

 From net                       (.225)      (.461)     (.451)     (.455)     (.508)     (.131)
 interest income

 From net                       (.001)      -          -          -          (.880)     -
 realized gain

 In excess of net               -           -          -          (.020)     -          -
 realized gain

 Total distributions            (.226)      (.461)     (.451)     (.475)     (1.388)    (.131)

Net asset value,               $ 10.330    $ 10.410   $ 10.380   $ 9.400    $ 10.460   $ 11.080
end of period

TOTAL RETURN B, C               1.43%       4.89%      15.49%     (5.78)%    7.72%      1.37%

RATIOS AND SUPPLEMENTAL DATA

Net assets,                    $ 49,852    $ 56,729   $ 62,852   $ 57,382   $ 39,800   $ 1,752
end of period
(000 omitted)

Ratio of expenses to            1.00% A,    1.00%      .94%       .90%       .90%       1.04% A,
average net assets              G          G          G          G          G           G

Ratio of net interest           4.38% A     4.42%      4.56%      4.49%      4.76%      5.65% A
income to average
net assets

Portfolio turnover              21% A       35%        53%        53%        46%        36%
rate


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
E FOR THE PERIOD SEPTEMBER 10, 1992 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1992.
F EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
      SIX MONTHS       YEARS ENDED NOVEMBER 30,
      ENDED MAY 31,
      1997

      (UNAUDITED)      1996                       1995   1994 E


SELECTED PER-SHARE DATA

Net asset value, beginning of period        $ 10.410    $ 10.380   $ 9.400    $ 9.890

Income from Investment Operations

 Net interest income                         .193        .394       .373       .155

 Net realized and unrealized gain (loss)     (.089)      .030 D     .980       (.490)

 Total from investment operations            .104        .424       1.353      (.335)

Less Distributions

 From net interest income                    (.193)      (.394)     (.373)     (.155)

 From net realized gain                      (.001)      -          -          -

Total Distributions                          (.194)      (.394)     (.373)     (.155)

Net asset value, end of period              $ 10.320    $ 10.410   $ 10.380   $ 9.400

TOTAL RETURN B, C                            1.01%       4.21%      14.60%     (3.44)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)     $ 7,349     $ 7,445    $ 6,226    $ 1,682

Ratio of expenses to average net assets      1.65% A,    1.66%      1.68%      1.65% A,
                                             F          F          F           F

Ratio of net interest income to average      3.75% A     3.76%      3.71%      3.74% A
net assets

Portfolio turnover rate                      21% A       35%        53%        53%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
E FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1994.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
      SIX MONTHS       YEARS ENDED NOVEMBER 30,
      ENDED MAY 31,
      1997

      (UNAUDITED)      1996                       1995   1994 E   1993   1992


SELECTED PER-SHARE DATA

Net asset value,               $ 10.410   $ 10.360   $ 9.410    $ 10.460   $ 11.080   $ 10.800
beginning of period

Income from
Investment
Operations

 Net interest                   .238       .487       .477       .481       .536       .666
income

 Net realized                   (.079)     .050 D     .950       (1.030)    .260       .280
 and unrealized
 gain (loss)

 Total from                     .159       .537       1.427      (.549)     .796       .946
 investment
 operations

Less Distributions              (.238)     (.487)     (.477)     (.481)     (.536)     (.666)
From net interest
 income

 From net                       (.001)     -          -          -          (.880)     -
 realized gain

 In excess of net               -          -          -          (.020)     -          -
 realized gain

 Total distributions            (.239)     (.487)     (.477)     (.501)     (1.416)    (.666)

Net asset value,               $ 10.330   $ 10.410   $ 10.360   $ 9.410    $ 10.460   $ 11.080
end of period

TOTAL RETURN B, C               1.56%      5.36%      15.44%     (5.43)%    8.01%      9.01%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 7,468    $ 6,455    $ 11,085   $ 11,702   $ 15,076   $ 28,428
period (000
omitted)

Ratio of expenses to            .75% A,    .75%       .70%       .65%       .65%       .66% F
average net assets              F         F          F          F          F

Ratio of expenses to            .75% A     .74%       .70%       .65%       .65%       .66%
average net assets                        G
after expense
reductions

Ratio of net interest           4.64% A    4.68%      4.96%      4.75%      5.01%      6.05%
income to average
net assets

Portfolio turnover              21% A      35%        53%        53%        46%        36%
rate


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND. E EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series VI (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class A and shares of Class A for distribution under federal and state securities law. These expenses are borne by Class A and amortized over one year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, capital loss carryforwards and losses deferred due to futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES - CONTINUED
payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $6,775,277 and $15,350,063, respectively.
The market value of futures contracts opened and closed during the period amounted to $5,998,208 and $4,875,726, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .39% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation
(FDC), an affiliate of FMR, a distribution and service fee. This fee is based on the following annual rates of the average net assets of each applicable class:
CLASS A     .15%

CLASS T     .25%

CLASS B     .90% *

* .65% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was paid to securities dealers, banks and other financial institutions for the distribution of each class' applicable shares, and providing shareholder support services:
           PAID TO     DEALERS'
           FDC         PORTION

CLASS A    $ 214       $ 214

CLASS T     65,441      65,441

CLASS B     33,055      9,182

           $ 98,710    $ 74,837

Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services.
SALES LOAD. FDC receives a front-end sales charge of up to 3.25% and 2.75% for selling Class A and Class T shares of the fund, respectively, and the proceeds of a contingent deferred sales charge levied on Class B share redemptions occurring within three years of purchase. The Class B charge is based on declining rates which range from 3% to 1% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, FDC received the following sales charge amounts related to each class, a portion of which is paid to securities dealers, banks, and other financial institutions:
           PAID TO     DEALERS'
           FDC         PORTION

CLASS A    $ 3,529     $ 3,019

CLASS T     14,361      11,941

CLASS B     10,786      0 *

           $ 28,676    $ 14,960

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO DEALERS THROUGH WHICH
  THE SALES ARE MADE.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, and Institutional Class shares. UMB has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC, an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by UMB, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports. For the period, each class paid the following transfer agent fees:
                        TRANSFER   AMOUNT     % OF
                        AGENT                 AVERAGE
                                              NET ASSETS

CLASS A                 UMB        $ 531      .37 *

CLASS T                 UMB         50,790    .19 *

CLASS B                 UMB         6,834     .19 *

INSTITUTIONAL CLASS     UMB         6,317     .18 *

                                   $ 64,472

* ANNUALIZED
UMB also has a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each class:
                       FMR           REIMBURSEME
                       EXPENSE       NT
                       LIMITATIONS

CLASS A                .90%          $ 16,409

CLASS T                1.00%          8,014

CLASS B                1.65%          9,537

INSTITUTIONAL CLASS    .75%           9,480

                                     $ 43,440

6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                               SIX MONTHS    YEAR ENDED
                              ENDED          NOVEMBER 30,
                              MAY 31,        1996 A
                              1997

CLASS A

From net investment income    $ 6,490        $ 1,046

From net realized gain         24             -

Total                         $ 6,514        $ 1,046


CLASS T

From net investment income    $ 1,144,408    $ 2,699,983

From net realized gain         5,310          -

Total                         $ 1,149,718    $ 2,699,983


CLASS B

From net investment income    $ 137,162      $ 269,283

From net realized gain         767            -

Total                         $ 137,929      $ 269,283


INSTITUTIONAL CLASS

From net investment income    $ 162,499      $ 479,181

From net realized gain         620            -

                              $ 163,119      $ 479,181

TOTAL                         $ 1,457,280    $ 3,449,493

A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1996.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                 SHARES                         DOLLARS

                                 SIX MONTHS      YEAR ENDED     SIX MONTHS      YEAR ENDED
                                 ENDED MAY 31,   NOVEMBER 30,   ENDED MAY 31,   NOVEMBER 30,

                                 1997            1996 B         1997            1996 B



CLASS A                           23,247          9,815         $ 240,020       $ 99,788
Shares sold

Reinvestment of distributions     619             108            6,376           1,046

Shares redeemed                   (459)           -              (4,702)         -

Net increase (decrease)           23,407          9,923         $ 241,694       $ 100,834

CLASS T                           641,831         2,035,422     $ 6,610,747     $ 20,912,410
Shares sold

Reinvestment of distributions     79,784          189,811        822,082         1,947,724

Shares redeemed                   (1,343,223)     (2,833,821)    (13,840,061)    (28,990,305)

Net increase (decrease)           (621,608)       (608,588)     $ (6,407,232)   $ (6,130,171)

CLASS B                           84,643          326,024       $ 870,619       $ 3,345,475
Shares sold

Reinvestment of distributions     9,032           17,066         93,052          175,043

Shares redeemed                   (97,052)        (227,839)      (1,000,327)     (2,324,198)

Net increase (decrease)           (3,377)         115,251       $ (36,656)      $ 1,196,320

INSTITUTIONAL CLASS               191,067         476,090       $ 1,973,855     $ 4,887,410
Shares sold

Reinvestment of distributions     3,207           6,443          33,026          66,083

Shares redeemed                   (91,267)        (932,023)      (942,731)       (9,523,460)

Net increase (decrease)           103,007         (449,490)     $ 1,064,150     $ (4,569,967)


B SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30,1996.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                       REGISTRATION
                       FEES

CLASS A                $ 16,142

CLASS T                 7,463

CLASS B                 9,889

INSTITUTIONAL CLASS     9,867

                       $ 43,361









INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
David L. Murphy, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor TechnoQuant(trademark)
Growth Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Municipal Bond Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
STATE MUNICIPAL FUNDS
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor New York Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

INTERMEDIATE MUNICIPAL INCOME FUND - INSTITUTIONAL CLASS
SEMIANNUAL REPORT
MAY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3     Ned Johnson on investing
                             strategies.

PERFORMANCE            4     How the fund has done over time.

FUND TALK              7     The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES     10    A summary of major shifts in the
                             fund's investments over the past six
                             months.

INVESTMENTS            11    A complete list of the fund's
                             investments with their market
                             values.

FINANCIAL STATEMENTS   17    Statements of assets and liabilities,
                             operations, and changes in net
                             assets,
                             as well as financial highlights.

NOTES                  25    Notes to the financial statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first five months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1997                   PAST 6   PAST 1   PAST 5   PAST 10
                                             MONTHS   YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income -      1.56%    7.09%    32.33%   90.41%
 Institutional Class

Lehman Brothers 1-17 Year Municipal          1.69%    7.38%    n/a      n/a
 Bond Index

Intermediate Municipal Debt Funds Average    1.28%    6.23%    33.93%   96.62%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers 1-17 Year Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                  PAST 1   PAST 5   PAST 10
                                            YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income -     7.09%    5.76%    6.65%
 Institutional Class

Lehman Brothers 1-17 Year Municipal         7.38%    n/a      n/a
 Bond Index

Intermediate Municipal Debt Funds Average   6.23%    6.01%    6.98%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.
$10,000 OVER 10 YEARS
  1987/05/31      10000.00                    10000.00
  1987/06/30      10186.74                    10293.60
  1987/07/31      10306.22                    10398.59
  1987/08/31      10328.39                    10421.99
  1987/09/30       9998.81                    10037.73
  1987/10/31      10091.62                    10073.27
  1987/11/30      10322.82                    10336.28
  1987/12/31      10425.89                    10486.26
  1988/01/31      10799.77                    10859.78
  1988/02/29      10843.82                    10974.57
  1988/03/31      10685.28                    10847.26
  1988/04/30      10739.00                    10929.70
  1988/05/31      10772.98                    10898.11
  1988/06/30      10848.70                    11057.55
  1988/07/31      10905.15                    11129.65
  1988/08/31      10910.37                    11139.44
  1988/09/30      11030.09                    11341.07
  1988/10/31      11161.30                    11540.67
  1988/11/30      11124.99                    11434.96
  1988/12/31      11195.19                    11551.94
  1989/01/31      11308.49                    11790.83
  1989/02/28      11240.95                    11656.30
  1989/03/31      11205.30                    11628.44
  1989/04/30      11363.68                    11904.50
  1989/05/31      11533.37                    12151.75
  1989/06/30      11659.95                    12316.78
  1989/07/31      11776.31                    12484.41
  1989/08/31      11738.17                    12362.18
  1989/09/30      11735.84                    12325.35
  1989/10/31      11829.96                    12476.08
  1989/11/30      11959.39                    12694.42
  1989/12/31      12067.19                    12798.26
  1990/01/31      12027.83                    12737.72
  1990/02/28      12134.64                    12851.09
  1990/03/31      12155.31                    12854.94
  1990/04/30      12030.31                    12761.87
  1990/05/31      12249.65                    13040.46
  1990/06/30      12351.07                    13155.09
  1990/07/31      12500.12                    13348.47
  1990/08/31      12427.44                    13154.65
  1990/09/30      12460.73                    13162.15
  1990/10/31      12600.08                    13400.91
  1990/11/30      12801.11                    13670.40
  1990/12/31      12835.66                    13729.87
  1991/01/31      12978.98                    13914.12
  1991/02/28      13097.15                    14035.17
  1991/03/31      13105.95                    14040.23
  1991/04/30      13224.76                    14226.96
  1991/05/31      13330.70                    14353.44
  1991/06/30      13338.80                    14339.23
  1991/07/31      13472.41                    14513.88
  1991/08/31      13580.06                    14705.03
  1991/09/30      13663.29                    14896.49
  1991/10/31      13810.02                    15030.56
  1991/11/30      13844.82                    15072.49
  1991/12/31      14073.60                    15395.95
  1992/01/31      14171.92                    15431.05
  1992/02/29      14188.17                    15435.99
  1992/03/31      14133.92                    15441.70
  1992/04/30      14232.78                    15579.13
  1992/05/31      14388.89                    15762.50
  1992/06/30      14577.73                    16026.99
  1992/07/31      14891.68                    16507.48
  1992/08/31      14781.58                    16346.53
  1992/09/30      14919.64                    16453.44
  1992/10/31      14817.74                    16291.70
  1992/11/30      15091.60                    16583.49
  1992/12/31      15098.46                    16752.80
  1993/01/31      15288.57                    16947.64
  1993/02/28      15701.04                    17560.64
  1993/03/31      15548.67                    17375.02
  1993/04/30      15660.96                    17550.33
  1993/05/31      15729.96                    17648.97
  1993/06/30      15899.54                    17943.53
  1993/07/31      15936.54                    17967.03
  1993/08/31      16218.67                    18341.11
  1993/09/30      16390.44                    18550.01
  1993/10/31      16425.10                    18585.81
  1993/11/30      16300.91                    18422.07
  1993/12/31      16598.77                    18810.96
  1994/01/31      16756.48                    19025.78
  1994/02/28      16326.24                    18533.02
  1994/03/31      15692.18                    17778.35
  1994/04/30      15834.35                    17929.11
  1994/05/31      15979.44                    18084.56
  1994/06/30      15868.00                    17974.06
  1994/07/31      16092.54                    18303.53
  1994/08/31      16156.75                    18366.86
  1994/09/30      15963.04                    18097.23
  1994/10/31      15739.64                    17775.82
  1994/11/30      15415.21                    17454.44
  1994/12/31      15697.31                    17838.61
  1995/01/31      16078.77                    18348.44
  1995/02/28      16489.89                    18882.01
  1995/03/31      16673.89                    19098.96
  1995/04/30      16672.73                    19121.50
  1995/05/31      17057.21                    19731.67
  1995/06/30      16969.09                    19560.00
  1995/07/31      17099.98                    19745.43
  1995/08/31      17317.83                    19995.80
  1995/09/30      17432.50                    20122.38
  1995/10/31      17622.24                    20414.96
  1995/11/30      17794.96                    20753.64
  1995/12/31      17953.25                    20953.08
  1996/01/31      18077.30                    21111.28
  1996/02/29      18022.36                    20968.78
  1996/03/31      17848.82                    20700.80
  1996/04/30      17795.92                    20642.21
  1996/05/31      17780.11                    20633.96
  1996/06/30      17938.67                    20858.66
  1996/07/31      18082.23                    21048.47
  1996/08/31      18084.45                    21043.42
  1996/09/30      18263.37                    21338.03
  1996/10/31      18444.20                    21579.36
  1996/11/30      18748.06                    21974.27
  1996/12/31      18698.46                    21881.97
  1997/01/31      18736.65                    21923.33
  1997/02/28      18895.04                    22124.59
  1997/03/31      18675.67                    21829.67
  1997/04/30      18819.92                    22012.38
  1997/05/30      19040.59                    22343.45
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Municipal Income Fund - Institutional Class on May 31, 1987. As the chart shows, by May 31, 1997, the value of the investment would have grown to $19,041 - a 90.41% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade bond market, did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $22,343 - a 123.43% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX MONTHS    YEARS ENDED NOVEMBER 30,
      ENDED
      MAY 31,

      1997   1996   1995   1994   1993   1992

Dividend return         2.32%    4.88%   5.34%    4.44%    5.41%   6.42%

Capital appreciation    -0.76%   0.48%   10.10%   -9.87%   2.60%   2.59%
 return

Total return            1.56%    5.36%   15.44%   -5.43%   8.01%   9.01%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1997               PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.02(cents)   23.84(cents)   48.23(cents)

Annualized dividend rate                 4.60%         4.64%          4.71%

30-day annualized yield                  4.40%         -              -

30-day annualized tax-equivalent yield   6.88%         -              -


DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.29 over the past one month, $10.30 over the past six months and $10.25 over the past one year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax- equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 36% federal tax bracket but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses, the yield and tax-equivalent yield would have been 4.35% and 6.80%, respectively.
FUND TALK: THE MANAGER'S OVERVIEW


An Interview with David Murphy, Portfolio Manager of Fidelity Advisor Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, DAVE?
A. For the six- and 12-months periods that ended May 31, 1997, the fund's Institutional Class shares had total returns of 1.56% and 7.09%, respectively. For the same six- and 12-month periods, the Lehman Brothers 1-17 Year Municipal Bond Index returned 1.69% and 7.38%, respectively. Additionally, the intermediate municipal debt funds average returned 1.28% for the same six-month period and 6.23% for the same 12-month period, according to Lipper Analytical Services.
Q. THE BOND MARKET WAS SOMEWHAT SKITTISH OVER THE PAST SIX MONTHS, YET MUNICIPALS WERE ONE OF THE BETTER-
PERFORMING FIXED-INCOME INVESTMENTS. WHAT ACCOUNTS FOR THEIR RELATIVE
STRENGTH?
A. Rising interest rates caused all bonds to come under pressure, but municipals were somewhat immunized by favorable supply and demand factors. A lot of the outperformance of munis versus Treasuries occurred toward the end of the period when the available supply of tax-free bonds was limited. On the demand side of the equation, it seemed as though some investors began to question the high levels of the stock market and re-directed some of their investment dollars into municipals. We saw additional purchases triggered by upcoming municipal calls. By this I mean that June and July are expected to see a record amount of municipal issuers calling, or redeeming, a lot of their outstanding debt before maturity. In anticipation of their muni holdings being called, investors bought new municipal bonds in their place.
Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS DURING THE PERIOD? WHICH WERE DISAPPOINTING?
A. Bonds issued by New York City were among the municipal bond market's - and the fund's - best performers during the past six months. The main reason for their success was that the city's economy continued to expand and tax revenues increased. The strength of the stock market had something to do with rising tax revenues, because Wall Street handed out handsome bonuses, which translated into higher personal income tax collections for the city. What's more, capital gains and corporate tax receipts also rose as the economy improved. I like the fact that the city has been reasonably conservative in its budgeting, not relying on a continuation of the dramatic boost from Wall Street next year. In addition, bonds appropriated by the state of New York also performed well, buoyed by many of the same positives that helped New York City. As far as disappointments go, I can't really single out any one issuer that detracted from performance. But generally speaking, bonds with shorter maturities were hurt more than those with longer-maturities because short-term interest rates rose more than longer-term interest rates during the past six months.
Q. HOW DID YOU STRUCTURE THE FUND
DURING THE PERIOD?
A. In terms of the maturity ranges targeted, I have been adding more bonds with maturities of between five and 10 years because I felt that bonds in this maturity range offered an appropriate amount of potential return given their maturity. I also sold some bonds with maturities longer than 10 years. Here's why: The yield curve, which is a graphical representation of the yield of bonds by ascending maturity dates, flattened. By that I mean that up to about a 10-year maturity, an investor would be paid an appropriate amount of additional income for each additional year of maturity. It is this additional income that compensates the investor for the additional risk taken on by investing in the longer maturity. After 10 years, however, the extra income for each successive year of maturity was not, in my opinion, attractive enough for the level of risk inherent in these bonds.
Q. ANOTHER CHOICE YOU FACED WAS WHICH COUPON RANGES TO TARGET. WHAT WAS YOUR STRATEGY THERE?
A. I continued to use a barbelled coupon structure. If you picture a barbell, the middle is light and the ends are heavy. That's exactly how the fund looks in terms of the coupons in which it invested. On one end of the barbell are premium coupon bonds, which pay higher annual income than newly issued bonds. On the other end are discount-coupon bonds, with annual income below newly issued bonds. In the middle - the lightest part of the barbell - are par bonds, which trade at face value. The premium coupons offer downside protection should the market fall, while the discount coupons offer price appreciation potential should the market rally.
Q. DID YOU FOCUS ON PARTICULAR STATES?
A. I increased the fund's holdings in New York, for reasons I already mentioned and based on my evaluation that there were going to be fewer bonds issued in the state in the second quarter of 1997 than in most other quarters. Since that scarcity materialized and New York bonds performed well relative to other munis, I began to sell some, anticipating more normalized supply levels. I continued to keep a heavier weighting than the fund's benchmark in bonds from California, a state that also enjoyed relatively strong performance. The state is enjoying a fairly substantial budget surplus for fiscal year 1997, a lot of which will flow back to the counties to help with school funding. With the strong economy and higher tax revenues, the state won't have to scramble to balance its budget. Also, I sold some bonds from Texas in order to lock in the gains they made during the period.
Q. WHAT'S YOUR OUTLOOK FOR MUNICIPALS?
A. During the last several years, the amount of municipal bonds outstanding in the market has shrunk considerably and, more recently, has helped the municipal market outperform the taxable bond market. I think that the total supply available will increase slightly by the end of this year. The question is, will there be enough demand to digest that supply? In my view, that will depend on how investors perceive the attractiveness of municipals relative to other fixed-income and equity choices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: seeks the highest
level of income exempt from
federal income taxes that
can be obtained consistent
with the preservation of
capital
START DATE: September 19,
1985
SIZE: as of May 31, 1997,
more than $65 million
MANAGER: David Murphy,
since 1995; joined Fidelity in
1989
(checkmark)
DAVID MURPHY ON
OPPORTUNITIES IN ELECTRIC
UTILITY MUNICIPALS:
"The electric utility industry is
in the early stages of a
transformation from one
where electric providers enjoy
monopolistic strongholds on a
given service area to one
where competition probably
will reign. Given the changing
environment, I have been
focusing on electric utilities
that are either well-prepared
to deal with increased
competition or those that I
believe can meet competitive
challenges down the road, but
have been too severely
penalized by the market
today. Even though it seems
inevitable that competition will
increase, I believe there will
be opportunities to invest
profitably in this sector."
INVESTMENT CHANGES


TOP FIVE STATES AS OF MAY 31, 1997
                % OF FUND'S   % OF FUND'S
                INVESTMENTS   INVESTMENTS
                              IN THESE STATES
                              6 MONTHS AGO

California      18.5          17.7

New York        12.4          9.8

Massachusetts   7.3           7.3

Texas           6.1           11.3

New Mexico      5.5           6.0

TOP FIVE MARKET SECTORS AS OF MAY 31, 1997
                     % OF FUND'S   % OF FUND'S
                     INVESTMENTS   INVESTMENTS
                                   IN THESE MARKET
                                   SECTORS
                                   6 MONTHS AGO

General Obligation   29.8          26.8

Education            19.9          21.9

Electric Revenue     13.7          13.1

Health Care          7.8           6.7

Housing              5.5           5.0

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1997
              6 MONTHS AGO

Years   7.8   8.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1997
              6 MONTHS AGO

Years   5.7   5.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
Aaa 38.8%
Aa, A 39.1%
Baa 17.2%
Short-term
investments 4.9%



Aaa 42.7%
Aa, A 39.2%
Baa 15.4%
Non-rated 0.7%
Short-term
investments 2.0%
Row: 1, Col: 1, Value: 38.8
Row: 1, Col: 2, Value: 39.1
Row: 1, Col: 3, Value: 17.2
Row: 1, Col: 4, Value: 4.9
Row: 1, Col: 1, Value: 42.7
Row: 1, Col: 2, Value: 37.2
Row: 1, Col: 3, Value: 15.4
Row: 1, Col: 4, Value: 1.7
Row: 1, Col: 5, Value: 3.0
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS MAY 31, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 95.1%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
ALASKA - 3.5%
North Slope Borough (Cap. Appreciation)
 Series B, 0% 1/1/03 (MBIA Insured)   $ 3,000,000 $ 2,261,250
ARIZONA - 0.3%
Maricopa County Ind. Dev. Auth. Hosp. Facs. Rev. Rfdg.
(Sun Health Corp.) 5.75% 4/1/07    200,000  201,000
ARKANSAS - 1.2%
Arkansas Gen. Oblig. 0% 6/1/02    1,000,000  783,750
CALIFORNIA - 18.5%
California Edl. Facs. Auth. Rev. Rfdg. (Chapman Univ.)
5.37% 10/1/16    225,000  216,563
California Gen. Oblig. 6.25% 10/1/19    400,000  428,500
California Hsg. Fin. Agcy. Rev. (Home Mortgage) Series R,
5.35% 8/1/07 (MBIA Insured) (b)    1,000,000  1,002,500
California Poll. Cont. Fing. Auth. Resource Recovery Rev.
(Waste Management Inc.) Series A, 7.15% 2/1/11 (b)  1,000,000  1,080,000
California Pub. Wks. Board Lease Rev.:
 (Dept. Correction State Prisons, Madera) Series E,
 6% 6/1/07    1,000,000  1,057,500
 Rfdg.:
 (Various California Univ. Proj.) Series A,
  5.50% 6/1/10    1,000,000  1,018,750
  (Dept. Corrections State Prisons, Monterey)
  Series D, 5.37% 11/1/14    500,000  484,375
California Rural Home Mtg. Fin. Auth. Lease Rev.
Series A, 4.45% 8/1/01 (MBIA Insured)    1,000,000  992,500
Los Angeles County Ctfs. of Prtn. (Disney Parking Project)
(Cap. Appreciation) 0% 9/1/04    970,000  648,688
Rosemead Redev. Agcy. Sub. Lien Tax Allocation Proj.
(Area 1) 0% 10/1/02 (Escrowed to Maturity) (c)    1,450,000  1,123,750
Sacramento Muni. Util. Dist. Elec. Rev. 1.76% 11/15/08
(FGIC Insured) (e)    1,000,000  963,750
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6% 7/1/02    1,000,000  1,037,500
 6.50% 7/1/08    300,000  317,250
San Bernadino County Ctfs. of Prtn. Rfdg. (Med. Ctr.
Fing. Proj.) 5.25% 8/1/04    500,000  500,625
West Covina Ctfs. of Prtn. (Queen of the Valley Hospital)
6.50% 8/15/09    1,000,000  1,062,500
  11,934,751
COLORADO - 0.8%
Colorado Health Facs. Auth. Rev. Rfdg. (Rocky Mountain
Adventist) 6.25% 2/1/04    500,000  518,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
DISTRICT OF COLUMBIA - 2.3%
District of Columbia Gen. Oblig. Rfdg. Series B-1,
5.40% 6/1/06 (AMBAC Insured)   $ 1,000,000 $ 1,011,250
District of Columbia Redev. Land Agcy. Spl. Tax Rev.
(Washington D.C. Sports Arena) 5.40% 11/1/00   500,000  500,625
  1,511,875
FLORIDA - 2.5%
Broward County Resources Recovery Rev. (SES Broward Co.
LP South Proj.) 7.95% 12/1/08    500,000  544,375
Dade County Wtr. & Swr. Sys. Rev. 6.25% 10/1/10
(FGIC Insured)    500,000  551,875
Jacksonville Port Auth. Rev. Rfdg. 5.75% 11/1/09
(MBIA Insured) (b)    500,000  520,625
  1,616,875
GEORGIA - 2.6%
Georgia State Rfdg. Series A, 6.25% 3/1/06    1,000,000  1,098,750
Monroe County Dev. Auth. Poll. Cont. Rev. Rfdg.
(Oglethorpe Pwr. Corp.) Series A,
6.60% 1/1/07    500,000  551,250
  1,650,000
ILLINOIS - 3.9%
Chicago Midway Arpt. Rev. Series B, 6% 1/1/09
(MBIA Insured) (b)    300,000  313,875
Illinois Health Facs. Auth. Rev. Rfdg. (Felician Health Care, Inc.)
Series A, 6.85% 1/1/00 (AMBAC Insured)    1,000,000  1,056,250
Metropolitan Pier & Exposition Auth. Dedicated Tax Rev.
(McCormick Place Expansion Proj.):
 0% 6/15/00, (AMBAC Insured)    1,000,000  870,000
  (Cap Appreciation)  Series A, 0% 6/15/09 (FGIC Insured)  500,000  259,375
  2,499,500
INDIANA - 0.8%
Indianapolis Resource Rec. Rev. Rfdg. (Ogden Martin Sys.,
Inc. Proj.) 6.50% 12/1/03 (AMBAC Insured)    500,000  546,875
IOWA - 1.6%
Iowa Student Loan Liquidity Corp. Student Loan Rev.
Series A, 6.35% 3/1/01    1,000,000  1,045,000
LOUISIANA - 1.6%
Louisiana Pub. Facs. Auth. Rev. Rfdg. Student Loan Sr.
Series A-1, 6.20% 3/1/01    1,000,000  1,040,000
MASSACHUSETTS - 7.3%
Boston Rev. (Boston City Hosp.) Series A, 7.625% 2/15/21
(FHA Guaranteed) (FSA Insured) (Pre-Refunded to
8/15/00 @102) (c)    250,000  277,813
Massachusetts State Gen. Oblig. Rfdg.
Series A, 5.50% 2/1/11    250,000  252,500
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
MASSACHUSETTS - CONTINUED
Massachusetts Ind. Fin. Agcy. Rev. (Massachusetts Biomedical
Research) (Cap. Appreciation)  Series A-1:
 0% 8/1/00   $ 1,100,000 $ 943,250
  0% 8/1/02    1,600,000  1,232,000
New England Ed. Loan Marketing Corp. Rev. Rfdg.
(Massachusetts Student Loan) Series B,
5.40% 6/1/00    1,950,000  1,981,688
  4,687,251
MINNESOTA - 2.0%
Minnesota State Gen. Oblig. 6% 5/1/06    1,000,000  1,081,250
Minnesota Higher Ed. Facs. (Macalester College)
5.50% 3/1/12    200,000  201,750
  1,283,000
NEW JERSEY - 2.2%
New Jersey Economic Dev. Auth. Market Transition Fac.
Rev. (Sr. Lien) Series A, 7% 7/1/04 (MBIA Insured)   1,000,000  1,123,750
New Jersey Trans. Corp. Capital Grant Anticipation Notes
Series A, 5.40% 9/1/02 (FSA Insured)    300,000  307,875
  1,431,625
NEW MEXICO - 5.5%
Albuquerque Arpt. Rev. Rfdg. 6.75% 7/1/09
(AMBAC Insured) (b)    450,000  502,875
New Mexico Edl. Assistance Foundation Student Loan Rev.
Sr. Series IV-A2, 6.65% 3/1/07     2,300,000  2,432,250
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series A,
8% 5/15/04 (FSA Insured)    500,000  590,625
  3,525,750
NEW YORK - 12.4%
Metropolitan Trans. Auth. Svc. Contract Rfdg.
(Transit Facs.) Series 5, 6.90% 7/1/05    1,000,000  1,073,750
New York City Muni. Assistance Corp.
Series E, 6% 7/1/04    500,000  530,625
New York Gen. Oblig.:
Series B, 8.25% 6/1/07    1,000,000  1,208,750
 Series G, 5.40% 2/1/01    2,000,000  2,020,000
New York State Dorm. Auth. Rev.:
 (City Univ. Sys. Consolidated) Series A, 5.70% 7/1/05   500,000  514,375
 (City Univ. Sys. Consolidated) Series A, 5.75% 7/1/13   500,000  505,625
 (City Univ. Sys.) Series C, 7.50% 7/1/10    500,000  587,500
 Rfdg. (State Univ. Edl. Facs.) Series A, 6.50% 5/15/04  500,000  539,375
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
NEW YORK - CONTINUED
New York State Local Govt. Assistance Corp.
(Cap. Appreciation) Series A, 0% 4/1/08   $ 1,000,000 $ 558,750
New York State Thruway Auth. Hwy. & Bridge Trust Fund
Series A, 5.80% 4/1/09    500,000  514,375
  8,053,125
NORTH CAROLINA - 1.5%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.625% 1/1/03    500,000  505,625
 Rfdg.:
 Series B, 6% 1/1/06    250,000  257,813
  Series C, 5.50% 1/1/07    200,000  198,000
  961,438
OHIO - 1.2%
Ohio State Bldg. Auth. (Adult Correctional Facs.) Series A,
5.95% 10/1/14 (MBIA Insured)    500,000  515,000
Ohio Tpk. Commission Tpk. Rev. Series A,
5.60% 2/15/12 (MBIA Insured)    250,000  253,438
  768,438
PENNSYLVANIA - 3.8%
Pennsylvania Higher Edl. Facs. Auth. College & Univ. Rev.
Rfdg. (RIDC Reg. Growth - Carnegie-Mellon Univ. Proj.)
6% 11/1/04    1,270,000  1,366,838
Pennsylvania Hsg. Fin. Agcy. Rfdg. (Residential Dev. Section 8)
Series A, 7% 7/1/01    1,000,000  1,066,250
  2,433,088
RHODE ISLAND - 1.6%
Rhode Island Student Loan Auth. Student Loan Rev. Rfdg.
Series A, 6.55% 12/1/00    1,000,000  1,061,250
SOUTH CAROLINA - 3.7%
South Carolina Edl. Assistance Auth. Rev. Rfdg. (Guaranteed
Student Loan):
 (Sr. Lien) A-2, 5.40% 9/1/02    1,350,000  1,387,125
  (Sub. Lien) Series B, 5.70% 9/1/05 (b)    1,000,000  1,021,250
  2,408,375
TENNESSEE - 0.4%
Memphis-Shelby Cnty. Arpt. Auth. Rev. Rfdg. Series A,
6% 2/15/07 (MBIA Insured) (b)(f)    265,000  280,565
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT
TEXAS - 6.1%
Hurst Euless Bedford Independent School Dist. Rfdg.
(Cap. Appreciation) Unltd. Tax 0% 8/15/11
(PSF Guaranteed)   $ 1,000,000 $ 460,000
North East Independent School Dist. Rfdg.
(Cap. Appreciation) Unltd. Tax Series D, 0% 2/1/00   2,065,000  1,830,106
Port Arthur Hsg. Fin. Corp. Single Family Mtg. Rev. Rfdg.
8.70% 3/1/12    490,000  526,750
Texas Pub. Fin. Auth. Bldg. Rev. Rfdg. (Texas Technical College)
6.25% 8/1/09 (MBIA Insured)    1,000,000  1,096,250
  3,913,106
UTAH - 3.2%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series A:
0% 7/1/06 (MBIA Insured)    2,860,000  1,787,500
 6.50% 7/1/08 (AMBAC Insured)    250,000  279,688
  2,067,188
WASHINGTON - 4.6%
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
5.40% 7/1/12 (d)    2,000,000  1,897,500
 Rfdg. Series C, 7.50% 7/1/03    525,000  576,844
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3
Rev. Rfdg. Series C, 5.10% 7/1/07    500,000  489,375
  2,963,719
TOTAL MUNICIPAL BONDS
(Cost $60,351,188)   61,447,544
CASH EQUIVALENTS - 4.9%
  SHARES

Municipal Central Cash Fund (a)
(Cost $3,177,340)    3,177,340  3,177,340
TOTAL INVESTMENTS - 100%
(Cost $63,528,528)  $ 64,624,884
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
U.S. Treasury Bond Contracts   Sept. 1997 $ 1,096,250 $ 10,222
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.7%
LEGEND
7. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.90%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
8. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
9. Security collateralized by an amount sufficient to pay interest and principal.
10. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $47,438.
11. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
12. Security purchased on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 69.9% AAA, AA, A 68.9%
Baa 15.1% BBB  15.7%
Ba 0.0% BB  0.0%
B 0.0% B  0.8%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  29.8%
Education  19.9
Electric Revenue  13.7
Health Care  7.8
Housing  5.5
Transportation  5.1
Others (individually less than 5%)   18.2
TOTAL  100.0%
INCOME TAX INFORMATION
At May 31, 1997, the aggregate cost of investment securities for income tax purposes was $63,528,528. Net unrealized appreciation aggregated $1,096,356, of which $1,359,309 related to appreciated investment securities and $262,953 related to depreciated investment securities.
At November 30, 1996, the fund had a capital loss carryforward of approximately $426,000 which will expire on November 30, 2003.
At November 30, 1996, the fund was required to defer approximately $386,000 of losses on futures contracts.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $63,528,528) -                $ 64,624,884
See accompanying schedule

Interest receivable                                                     920,289

Receivable for daily variation on futures contracts                     6,875

Prepaid expenses                                                        5,031

 TOTAL ASSETS                                                           65,557,079

LIABILITIES

Payable for investments purchased                          $ 275,444
Delayed delivery

Payable for fund shares redeemed                            124,233

Distributions payable                                       81,983

Accrued management fee                                      13,435

Distribution fees payable                                   15,867

Other payables and accrued expenses                         32,708

 TOTAL LIABILITIES                                                      543,670

NET ASSETS                                                             $ 65,013,409

Net Assets consist of:

Paid in capital                                                        $ 64,293,016

Accumulated undistributed net realized gain (loss)                      (386,185)
on investments

Net unrealized appreciation (depreciation) on                           1,106,578
investments

NET ASSETS                                                             $ 65,013,409


STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 MAY 31, 1997 (UNAUDITED)

CALCULATION OF MAXIMUM OFFERING PRICE                            $10.32
CLASS A:
NET ASSET VALUE and redemption price per share
 ($344,092 (divided by) 33,330 shares)

Maximum offering price per share (100/96.75 of $10.32)           $10.67

CLASS T:                                                         $10.33
NET ASSET VALUE and redemption price per share
 ($49,851,869 (divided by) 4,827,509 shares)

Maximum offering price per share (100/97.25 of $10.33)           $10.62

CLASS B:                                                         $10.32
NET ASSET VALUE and offering price per share
 ($7,349,499 (divided by) 711,925 shares) A

INSTITUTIONAL CLASS:                                             $10.33
NET ASSET VALUE, offering price and redemption price per share ($7,467,949 (divided by) 723,167 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                           $ 1,799,532

EXPENSES

Management fee                                             $ 131,240

Transfer agent fees                                         64,472

Distribution fees                                           98,710

Accounting fees and expenses                                30,072

Non-interested trustees' compensation                       43

Custodian fees and expenses                                 3,293

Registration fees                                           43,361

Audit                                                       19,801

Legal                                                       369

Miscellaneous                                               1,052

 Total expenses before reductions                           392,413

 Expense reductions                                         (43,440)       348,973

NET INTEREST INCOME                                                        1,450,559

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      468,530

 Futures contracts                                          (36,454)       432,076

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (1,017,252)

 Futures contracts                                          10,222         (1,007,030)

NET GAIN (LOSS)                                                            (574,954)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 875,605
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS     YEAR ENDED
                                                         ENDED MAY      NOVEMBER 30,
                                                         31,1997        1996
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 1,450,559    $ 3,449,493
Net interest income

 Net realized gain (loss)                                 432,076        684,780

 Change in net unrealized appreciation (depreciation)     (1,007,030)    (712,133)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          875,605        3,422,140
FROM OPERATIONS

Distributions to shareholders                             (1,450,559)    (3,449,493)
From net interest income

 From net realized gain                                   (6,721)        -

 TOTAL DISTRIBUTIONS                                      (1,457,280)    (3,449,493)

Share transactions - net increase (decrease)              (5,138,044)    (9,402,984)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (5,719,719)    (9,430,337)

NET ASSETS

 Beginning of period                                      70,733,128     80,163,465

 End of period                                           $ 65,013,409   $ 70,733,128


FINANCIAL HIGHLIGHTS - CLASS A
      SIX MONTHS       YEAR ENDED
      ENDED MAY 31,    NOVEMBER 30,
      1997             1996 E
      (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of period                  $ 10.410     $ 10.160

Income from Investment Operations

 Net interest income                                   .230         .113

 Net realized and unrealized gain (loss)               (.089)       .250 D

 Total from investment operations                      .141         .363

Less Distributions

 From net interest income                              (.230)       (.113)

 From net realized gain                                (.001)       -

Total Distributions                                    (.231)       (.113)

Net asset value, end of period                        $ 10.320     $ 10.410

TOTAL RETURN B, C                                      1.38%        3.59%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 344        $ 103

Ratio of expenses to average net assets                .90% A, F    .90% A,
                                                                   F

Ratio of net interest income to average net assets     4.47% A      4.60% A

Portfolio turnover rate                                21% A        35%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T

                      SIX MONTHS       YEARS ENDED NOVEMBER 30,
                     ENDED MAY 31,
                      1997

                       (UNAUDITED)      1996        1995         1994 F      1993      1992 E

SELECTED PER-SHARE DATA

Net asset value,               $ 10.410    $ 10.380   $ 9.400    $ 10.460   $ 11.080   $ 11.010
beginning of period

Income from
Investment
Operations

 Net interest                   .225        .461       .451       .455       .508       .131
income

 Net realized                   (.079)      .030 D     .980       (1.040)    .260       .070
 and unrealized
 gain (loss)

 Total from                     .146        .491       1.431      (.585)     .768       .201
 investment
 operations

Less Distributions

 From net                       (.225)      (.461)     (.451)     (.455)     (.508)     (.131)
 interest income

 From net                       (.001)      -          -          -          (.880)     -
 realized gain

 In excess of net               -           -          -          (.020)     -          -
 realized gain

 Total distributions            (.226)      (.461)     (.451)     (.475)     (1.388)    (.131)

Net asset value,               $ 10.330    $ 10.410   $ 10.380   $ 9.400    $ 10.460   $ 11.080
end of period

TOTAL RETURN B, C               1.43%       4.89%      15.49%     (5.78)%    7.72%      1.37%

RATIOS AND SUPPLEMENTAL DATA

Net assets,                    $ 49,852    $ 56,729   $ 62,852   $ 57,382   $ 39,800   $ 1,752
end of period
(000 omitted)

Ratio of expenses to            1.00% A,    1.00%      .94%       .90%       .90%       1.04% A,
average net assets              G          G          G          G          G           G

Ratio of net interest           4.38% A     4.42%      4.56%      4.49%      4.76%      5.65% A
income to average
net assets

Portfolio turnover              21% A       35%        53%        53%        46%        36%
rate


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
E FOR THE PERIOD SEPTEMBER 10, 1992 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1992.
F EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
      SIX MONTHS       YEARS ENDED NOVEMBER 30,
      ENDED MAY 31,
      1997

      (UNAUDITED)      1996                       1995   1994 E


SELECTED PER-SHARE DATA

Net asset value, beginning of period        $ 10.410    $ 10.380   $ 9.400    $ 9.890

Income from Investment Operations

 Net interest income                         .193        .394       .373       .155

 Net realized and unrealized gain (loss)     (.089)      .030 D     .980       (.490)

 Total from investment operations            .104        .424       1.353      (.335)

Less Distributions

 From net interest income                    (.193)      (.394)     (.373)     (.155)

 From net realized gain                      (.001)      -          -          -

Total Distributions                          (.194)      (.394)     (.373)     (.155)

Net asset value, end of period              $ 10.320    $ 10.410   $ 10.380   $ 9.400

TOTAL RETURN B, C                            1.01%       4.21%      14.60%     (3.44)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)     $ 7,349     $ 7,445    $ 6,226    $ 1,682

Ratio of expenses to average net assets      1.65% A,    1.66%      1.68%      1.65% A,
                                             F          F          F           F

Ratio of net interest income to average      3.75% A     3.76%      3.71%      3.74% A
net assets

Portfolio turnover rate                      21% A       35%        53%        53%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
E FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1994.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
      SIX MONTHS       YEARS ENDED NOVEMBER 30,
      ENDED MAY 31,
      1997

      (UNAUDITED)      1996                       1995   1994 E   1993   1992


SELECTED PER-SHARE DATA

Net asset value,               $ 10.410   $ 10.360   $ 9.410    $ 10.460   $ 11.080   $ 10.800
beginning of period

Income from
Investment
Operations

 Net interest                   .238       .487       .477       .481       .536       .666
income

 Net realized                   (.079)     .050 D     .950       (1.030)    .260       .280
 and unrealized
 gain (loss)

 Total from                     .159       .537       1.427      (.549)     .796       .946
 investment
 operations

Less Distributions              (.238)     (.487)     (.477)     (.481)     (.536)     (.666)
From net interest
 income

 From net                       (.001)     -          -          -          (.880)     -
 realized gain

 In excess of net               -          -          -          (.020)     -          -
 realized gain

 Total distributions            (.239)     (.487)     (.477)     (.501)     (1.416)    (.666)

Net asset value,               $ 10.330   $ 10.410   $ 10.360   $ 9.410    $ 10.460   $ 11.080
end of period

TOTAL RETURN B, C               1.56%      5.36%      15.44%     (5.43)%    8.01%      9.01%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 7,468    $ 6,455    $ 11,085   $ 11,702   $ 15,076   $ 28,428
period (000
omitted)

Ratio of expenses to            .75% A,    .75%       .70%       .65%       .65%       .66% F
average net assets              F         F          F          F          F

Ratio of expenses to            .75% A     .74%       .70%       .65%       .65%       .66%
average net assets                        G
after expense
reductions

Ratio of net interest           4.64% A    4.68%      4.96%      4.75%      5.01%      6.05%
income to average
net assets

Portfolio turnover              21% A      35%        53%        53%        46%        36%
rate


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND. E EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1997 (Unaudited)




9. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series VI (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class A and shares of Class A for distribution under federal and state securities law. These expenses are borne by Class A and amortized over one year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, capital loss carryforwards and losses deferred due to futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
10. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES - CONTINUED
payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
11. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $6,775,277 and $15,350,063, respectively.
The market value of futures contracts opened and closed during the period amounted to $5,998,208 and $4,875,726, respectively.
12. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .39% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation
(FDC), an affiliate of FMR, a distribution and service fee. This fee is based on the following annual rates of the average net assets of each applicable class:
CLASS A     .15%

CLASS T     .25%

CLASS B     .90% *

* .65% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was paid to securities dealers, banks and other financial institutions for the distribution of each class' applicable shares, and providing shareholder support services:
           PAID TO     DEALERS'
           FDC         PORTION

CLASS A    $ 214       $ 214

CLASS T     65,441      65,441

CLASS B     33,055      9,182

           $ 98,710    $ 74,837

Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services.
SALES LOAD. FDC receives a front-end sales charge of up to 3.25% and 2.75% for selling Class A and Class T shares of the fund, respectively, and the proceeds of a contingent deferred sales charge levied on Class B share redemptions occurring within three years of purchase. The Class B charge is based on declining rates which range from 3% to 1% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, FDC received the following sales charge amounts related to each class, a portion of which is paid to securities dealers, banks, and other financial institutions:
           PAID TO     DEALERS'
           FDC         PORTION

CLASS A    $ 3,529     $ 3,019

CLASS T     14,361      11,941

CLASS B     10,786      0 *

           $ 28,676    $ 14,960

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO DEALERS THROUGH WHICH
  THE SALES ARE MADE.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, and Institutional Class shares. UMB has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC, an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by UMB, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports. For the period, each class paid the following transfer agent fees:
                        TRANSFER   AMOUNT     % OF
                        AGENT                 AVERAGE
                                              NET ASSETS

CLASS A                 UMB        $ 531      .37 *

CLASS T                 UMB         50,790    .19 *

CLASS B                 UMB         6,834     .19 *

INSTITUTIONAL CLASS     UMB         6,317     .18 *

                                   $ 64,472

* ANNUALIZED
UMB also has a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
13. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each class:
                       FMR           REIMBURSEME
                       EXPENSE       NT
                       LIMITATIONS

CLASS A                .90%          $ 16,409

CLASS T                1.00%          8,014

CLASS B                1.65%          9,537

INSTITUTIONAL CLASS    .75%           9,480

                                     $ 43,440

14. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                               SIX MONTHS    YEAR ENDED
                              ENDED          NOVEMBER 30,
                              MAY 31,        1996 A
                              1997

CLASS A

From net investment income    $ 6,490        $ 1,046

From net realized gain         24             -

Total                         $ 6,514        $ 1,046


CLASS T

From net investment income    $ 1,144,408    $ 2,699,983

From net realized gain         5,310          -

Total                         $ 1,149,718    $ 2,699,983


CLASS B

From net investment income    $ 137,162      $ 269,283

From net realized gain         767            -

Total                         $ 137,929      $ 269,283


INSTITUTIONAL CLASS

From net investment income    $ 162,499      $ 479,181

From net realized gain         620            -

                              $ 163,119      $ 479,181

TOTAL                         $ 1,457,280    $ 3,449,493

A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1996.
15. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                 SHARES                         DOLLARS

                                 SIX MONTHS      YEAR ENDED     SIX MONTHS      YEAR ENDED
                                 ENDED MAY 31,   NOVEMBER 30,   ENDED MAY 31,   NOVEMBER 30,

                                 1997            1996 B         1997            1996 B



CLASS A                           23,247          9,815         $ 240,020       $ 99,788
Shares sold

Reinvestment of distributions     619             108            6,376           1,046

Shares redeemed                   (459)           -              (4,702)         -

Net increase (decrease)           23,407          9,923         $ 241,694       $ 100,834

CLASS T                           641,831         2,035,422     $ 6,610,747     $ 20,912,410
Shares sold

Reinvestment of distributions     79,784          189,811        822,082         1,947,724

Shares redeemed                   (1,343,223)     (2,833,821)    (13,840,061)    (28,990,305)

Net increase (decrease)           (621,608)       (608,588)     $ (6,407,232)   $ (6,130,171)

CLASS B                           84,643          326,024       $ 870,619       $ 3,345,475
Shares sold

Reinvestment of distributions     9,032           17,066         93,052          175,043

Shares redeemed                   (97,052)        (227,839)      (1,000,327)     (2,324,198)

Net increase (decrease)           (3,377)         115,251       $ (36,656)      $ 1,196,320

INSTITUTIONAL CLASS               191,067         476,090       $ 1,973,855     $ 4,887,410
Shares sold

Reinvestment of distributions     3,207           6,443          33,026          66,083

Shares redeemed                   (91,267)        (932,023)      (942,731)       (9,523,460)

Net increase (decrease)           103,007         (449,490)     $ 1,064,150     $ (4,569,967)


B SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30,1996.
16. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                       REGISTRATION
                       FEES

CLASS A                $ 16,142

CLASS T                 7,463

CLASS B                 9,889

INSTITUTIONAL CLASS     9,867

                       $ 43,361









INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
David L. Murphy, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor TechnoQuant(trademark)
Growth Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Municipal Bond Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
STATE MUNICIPAL FUNDS
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor New York Municipal Income Fund
MONEY MARKET FUNDS
PrimeFund
Treasury Fund
Tax-Exempt Fund

(REGISTERED TRADEMARK)